UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Harris Goldblat

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

The Legg Mason ETF Investment Trust (the “Registrant”) is filing this amendment (“Amendment No. 2”) to its Form N-CSR for the year ended March 31, 2023, as originally filed with the U.S. Securities and Exchange Commission on May 26, 2023 (Accession Number 0001193125-23-155406) (the “Original Filing”) and subsequently amended on June 27, 2024 (Accession Number 0001193125-24-170148) (“Amendment No. 1”). This Amendment No. 2 is being made for the sole purpose of amending Item 1 “Reports to Stockholders” to correct a typographical error on the statement of changes in net assets of the Western Asset Short Duration Income ETF included in Amendment No. 1. Amendment No. 1 was previously filed on June 27, 2024 for the sole purpose of: (i) amending Item 1 “Reports to Stockholders” to correct a typographical error on the statement of changes in net assets of the Western Asset Total Return ETF, to make a corresponding correction to the Report of Independent Registered Public Accounting Firm included therein, and to include an additional period within the financial highlights of the Western Asset Total Return ETF; and (ii) correcting a typographical error in Item 5 disclosure included in the Original Filing to reflect the members of the Audit Committee of the Board of Trustees of the Registrant with respect to each series of the Registrant included in the Original Filing. Except for the correction to Item 1 as included in Amendment No. 1 with respect to the Western Asset Short Duration Income ETF described above and the inclusion of new certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, this Amendment No. 2 does not supersede, amend, update, or modify any other items or disclosures found in the Original Filing, including as amended by Amendment No. 1, with respect to any series of the Registrant. In addition, this Amendment No. 2 does not reflect events or transactions occurring after the filing of the Original Filing. As a result, such information continues to speak as of the date of the Original Filing.

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2023

Western Asset ETFs

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset ETFs

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration Income ETF and Western Asset Total Return ETF for the twelve-month reporting period ended March 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On March 3, 2023, the Board approved changes to the principal investment strategies of Western Asset Short Duration Income ETF (the “Fund”), including its 80% investment policy, to increase the percentage of assets that the Fund may invest in below investment grade securities and to shorten the Fund’s targeted effective duration, along with a corresponding change to its benchmark index.

Therefore, effective on or about July 31, 2023 (the “Effective Date”), the percentage of assets that the Fund may invest in below investment grade securities (e.g., BB+ or lower by S&P Global Ratings (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are judged by Western Asset Management Company, LLC, the Fund’s subadviser, to be of comparable credit quality) will be 35%, with no more than 5% of the Fund’s assets invested in fixed income securities whose highest rating is rated below BB- by S&P, Ba3 by Moody’s or unrated securities of comparable quality. Below investment grade securities are commonly known as “junk bonds” or “high yield securities.” On the Effective Date, the Fund’s 80% investment policy will also be revised as follows: Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities. Additionally, as of the Effective Date, Western Asset Management Company, LLC will begin targeting an effective duration for the Fund of approximately two years. To better align with these changes to the Fund’s principal investment strategies, as of the Effective Date the Fund’s benchmark index will be the Bloomberg U.S. Corporate 1-3 Year Index. Additional information regarding the Fund’s principal investment strategies and risks under this new investment approach will be provided to shareholders on or around the Effective Date.

Western Asset ETFs	III

Letter from the president

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Patrick O’Connor

President and Chief Executive Officer - Investment Management President

April 28, 2023

IV	Western Asset ETFs

Funds overview

Western Asset Short Duration Income ETF

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in “investment grade” fixed income securities. Corporate debt securities, including notes, bonds, debentures and commercial paper, are fixed income securities usually issued by businesses to finance their operations. These securities may be secured or unsecured, may be issued by U.S. or foreign entities and may carry variable or floating rates of interest. The Fund may invest in Rule 144A securities. The Fund may also invest in other short-duration fixed income securities, such as floating rate loans and structured debt and in cash or cash equivalents such as money market securities. Securities in which the Fund will invest will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain an effective duration of three years or less. The Fund may also invest up to 15% of its assets in fixed income securities that are below investment grade (e.g., BB+ or lower by S&P Global Ratings or Ba1 or lower by Moody’s Investors Service, Inc.). Below investment grade securities are commonly known as “junk bonds” or “high yield securities.”

The Fund may also invest up to 15% of its assets in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”), including collateralized debt obligations (“CDOs”). The Fund may use derivatives, from time to time, in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and/or for other purposes.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and declined over the twelve-months ended March 31, 2023. The market’s weakness was driven by a number of factors, including elevated and persistent inflation, aggressive Federal Reserve (“Fed”) monetary policy tightening, the repercussions from COVID, the war in Ukraine, and recent turmoil in the banking industry.

Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 (before the reporting period began) in an attempt to rein in inflation. Over the next twelve months, the central bank hiked federal funds rate an additional eight times, bringing the rate to a range between 4.75% and 5.00%—the highest level since 2007. Two-year U.S. Treasury yields began the reporting period at 2.28% (their low for the period) and ended at 4.06%. Their high of 5.05% took place on March 8, 2023. Ten-year U.S. Treasury yields began the period at 2.32% (their low for the period) and ended at 3.48%. Their peak of 4.25% occurred on October 24, 2023.

All told, the short duration investment-yield corporate bond market, as measured by the Bloomberg U.S. Corporate 1-5 Year Index (the “Index”)i, returned -0.32% during the 12-month reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. Within the investment-grade corporate bond market, we increased our allocations to Basic Industry and Capital Goods, while reducing our exposures to Communications and Consumer Cyclicals.1 Elsewhere, we added to the Fund’s collateralized loan obligation (“CLO”) exposure. Overall, duration was largely unchanged during the period.

The Fund employed the use of U.S. Treasury futures during the reporting period to tactically manage duration. These positions contributed to performance. The Fund’s use of credit default swap index (CDX), to manage its credit exposure, detracted from returns.

Performance review

For the 12-month period from March 31, 2022 through March 31, 2023, the Fund generated a -1.16% return on a net asset value (“NAV”)ii basis and -1.40% based on its market priceiii per share.

The performance table shows the Fund’s total return for the 12 months ended March 31, 2023 based on its NAV and market price per share as of March 31, 2023. The Fund’s broad-based market index, the Bloomberg U.S. Corporate 1-5 Year Index, returned -0.32% over the same timeframe. The Lipper Short Investment Grade Debt Funds Category Averageiv returned -0.12% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

Western Asset ETFs 2023 Annual Report	1

Funds overview (cont’d)

Performance Snapshot as of March 31, 2023 (unaudited)
Western Asset Short Duration Income ETF:	6 months	12 months
$23.63 (NAV)	4.02%	-1.16	%*†
$23.64 (Market Price)	3.93%	-1.40	%*‡
Bloomberg U.S. Corporate 1-5 Year Index	3.67%	-0.32%
Lipper Short Investment Grade Debt Funds Category Average	2.87%	-0.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated July 29, 2022, the gross total annual fund operating expense ratio for the Fund was 0.29%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. Among the largest contributors to the Fund’s relative performance during the reporting period was sector positioning. Having an overweight to the Energy sector was beneficial given higher oil prices. An underweight to Banking was also rewarded. In terms of credit quality positioning, an overweight to lower-rated securities was beneficial as they generally outperformed their higher-quality counterparts. From a security selection perspective, our positions in the Capital Goods (overweight Howmet Aerospace) and Consumer Cyclicals1 (overweight Las Vegas Sands) sectors added value. Finally, tactical duration and yield curve positioning contributed to performance.

Q. What were the leading detractors from performance?

A. Among the largest detractors from the Fund’s relative performance during the reporting period was an underweight to Technology companies. Issue selection within the banking sector was also a headwind for returns, driven by an overweight position in Credit Suisse debt.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “WINC” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Short Duration Income ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

April 13, 2023

RISKS: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.

2	Western Asset ETFs 2023 Annual Report

Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High yield securities include greater price volatility, illiquidity, and possibility of default. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed, or mortgage-related securities are subject to prepayment and extension risks. Active management and diversification do not ensure gains or protect against market declines. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of March 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 15 through 25 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Corporate 1-5 Year Index is an unmanaged index that measures the performance of the investment-grade, fixed-rate, taxable 1-5 year maturity corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

ii	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iii	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2023, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 379 funds for the six-month period and among the 367 funds for the 12-month period in the Fund’s Lipper category.

Western Asset ETFs 2023 Annual Report	3

Funds overview (cont’d)

Western Asset Total Return Fund

Q. What is the Fund’s investment strategy?

A. Western Asset Total Return ETF (the “Fund”) seeks to maximize total return, consistent with prudent investment management and liquidity needs. Under normal market conditions, the Fund will seek its investment objective by investing at least 80% of its assets in a portfolio comprised of fixed income securities, debt instruments, derivatives, equity securities of any type acquired in reorganizations of issuers of fixed income securities or debt instruments (“work out securities”), non-convertible preferred securities, warrants, cash and cash equivalents, foreign currencies, and exchange-traded funds (“ETFs”) that provide exposure to these investments (“Principal Investments”). Debt instruments include loans and similar debt instruments.

The fixed income securities and debt instruments in which the Fund may invest may pay fixed, variable or floating rates of interest. The Fund will not invest more than 20% of its portfolio in asset-backed securities (“ABS”) and non-agency, non-government sponsored enterprise and privately issued mortgage-backed securities (“MBS”) or more than 10% of the Fund’s total assets in collateralized debt obligations (“CDOs”). The Fund will also not invest more than 20% of its total assets in junior loans (e.g., debt instruments that are unsecured and subordinated).

Although the Fund may invest in securities and debt instruments of any maturity, the Fund expects the normal range of the Fund’s effective duration to be approximately 2 to 9 years.

The Fund may invest up to 30% of its assets in below investment grade fixed income securities or debt instruments commonly known as “junk bonds” or “high yield securities”.

The Fund may invest in securities issued by both U.S. and non-U.S. issuers (including issuers in emerging markets), but the Fund will not invest more than 30% of its total assets in securities or debt instruments of non-U.S. issuers or more than 25% of its total assets directly in non-U.S. dollar denominated securities or debt instruments.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and declined over the twelve-months ended March 31, 2023. The market’s weakness was driven by a number of factors, including elevated and persistent inflation, aggressive Federal Reserve (“Fed”) monetary policy tightening, the repercussions from COVID, the war in Ukraine, and recent turmoil in the banking industry.

Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 (before the reporting period began) an attempt to rein in inflation. Over the next twelve months, the central bank hiked the federal funds rate an additional eight times, bringing the federal funds rate to a range between 4.75% and 5.00%—the highest level since 2007. Two-year U.S. Treasury yields began the reporting period at 2.28% (their low for the period) and ended at 4.06%. Their high of 5.05% took place on March 8, 2023. Ten-year U.S. Treasury yields began the period at 2.32% (their low for the period) and ended at 3.48%. Their peak of 4.25% occurred on October 24, 2023.

All told, the Bloomberg U.S. Aggregate Indexi returned -4.78% for the twelve months ended March 31, 2023. Riskier fixed-income securities, including high-yield bond and emerging market debt, also generally produced negative results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Global Index (“EMBI Global”)iii returned -3.35% and -5.86%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We tactically managed the Fund’s overall long duration position relative to the benchmark as yields significantly increased over the period. Additionally, we tactically added to the Fund’s overall overweight exposure to investment-grade corporate bonds as their spreads widened over the course of the period. Elsewhere, we added to agency mortgage-backed securities (“MBS”), thereby shifting the Fund’s underweight to a modest overweight by the end of the twelve-month period. We also increased our exposure to structured products as valuations became more compelling. In terms of reductions, we pared our exposures to high-yield corporate bonds and bank loans as economic growth concerns mounted.

During the reporting period, the Fund used interest rate futures, options, swaps and swaptions to manage its duration and yield curve exposure; in the aggregate, they detracted from results. Credit default swaps on both investment-grade and high-yield issuers and indices

4	Western Asset ETFs 2023 Annual Report

were used to manage the Fund’s credit exposures; they had a small positive impact on performance. Finally, the Fund’s use of currency forwards, to take outright currency positions, as well as to hedge non-U.S. dollar currency exposure, was a detractor from returns.

Performance review

For the 12-month period from March 31, 2022 through March 31, 2023, the Fund generated a -7.31% return on a net asset value (“NAV”)iv basis and -7.79% based on its market pricev per share.

The performance table shows the Fund’s total return for the 12 months ended March 31, 2023 based on its NAV and market price as of March 31, 2023. The Fund’s broad-based market index, the Bloomberg U.S. Aggregate Index, returned -4.78% over the same time frame. The Lipper Core Plus Bond Funds Category Averagevi returned -5.48% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of March 31, 2023 (unaudited)
Western Asset Total Return ETF:	6 months	12 months
$20.76 (NAV)	6.81%	-7.31	%*†
$20.78 (Market Price)	7.74%	-7.79	%*‡
Bloomberg U.S. Aggregate Index	3.67%	-4.78%
Lipper Core Plus Bond Funds Category Average	5.14%	-5.48%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated July 29, 2022, the gross total annual fund operating expense ratio for the Fund was 0.49%.

The management agreement between Legg Mason ETF Investment Trust (the “Trust”) on behalf of the Fund and Legg Mason Partners Fund Advisor, LLC (the “manager” or “LMPFA”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the Fund, other than interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the Fund. The manager has agreed to waive and/or reimburse management fees so that the ratio of total annual fund operating expenses will not exceed 0.45% (subject to the same exclusions as the Management Agreement). Total annual fund operating expenses after waiving and/or reimbursing management fees exceed the expense cap as a result of acquired fund fees and expenses. This arrangement cannot be terminated prior to July 31, 2023 without the Board of Trustee’ consent.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. The main contributor to the Fund’s relative performance during the reporting period was its overweight exposure to emerging markets (“EM”) debt, mainly due to EM local bond exposure, as well as favorable selection within U.S. dollar-denominated EM bonds as their spreads widened. The Fund’s investment-grade corporate credit exposure also contributed to results, due to tactical adds and favorable subsector allocation.

Q. What were the leading detractors from performance?

A. The most significant detractor from performance was the Fund’s interest rates positioning. In particular, the Fund’s long duration positioning negatively impacted returns as yields rose significantly. However, this was partially offset by the Fund’s yield curve positioning, as the curve flattened during the reporting period.

Western Asset ETFs 2023 Annual Report	5

Funds overview (cont’d)

The Fund’s exposure non-U.S. developed markets also generally detracted from returns as the U.S. dollar strengthened against many currencies. The Fund’s overweight exposures to structured products, including non-agency residential mortgages (“NARMBS”), commercial mortgages (“CMBS”) and asset-backed securities (“ABS”), also detracted from performance as structured product spreads widened.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “WBND” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Total Return ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

April 13, 2023

RISKS: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.

Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High yield securities include greater price volatility, illiquidity, and possibility of default. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed, or mortgage-related securities are subject to prepayment and extension risks. Active management and diversification do not ensure gains or protect against market declines. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of March 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 26 through 45 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2023 were: corporate bonds & notes (38.7%), mortgage-backed securities (17.3%), collateralized mortgage obligations (10.3%), sovereign bonds (9.6%) and U.S. government & agency obligations (7.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset ETFs 2023 Annual Report

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixedrate, taxable corporate bond market. Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

[v]	Market price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The market price may differ from the Fund’s NAV.

vi

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the 12-month period ended March 31, 2023, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 327 funds for the six-month period and among the 318 funds for the 12-month period in the Fund’s Lipper category.

Western Asset ETFs 2023 Annual Report	7

Funds at a glance (unaudited)

Western Asset Short Duration Income ETF Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2023 and March 31, 2022 and does not include derivatives, such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Western Asset ETFs 2023 Annual Report

Western Asset Total Return ETF Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2023 and March 31, 2022 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset ETFs 2023 Annual Report	9

Funds expenses (unaudited)

Western Asset Short Duration Income ETF

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2022 and held for the six months ended March 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” providesinformationabouthypotheticalaccountvaluesandhypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
4.02%	$1,000.00	$1,040.20	0.29%	$1.48	5.00%	$1,000.00	$1,023.49	0.29%	$1.46

[1]	For the six months ended March 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

10	Western Asset ETFs 2023 Annual Report

Western Asset Total Return ETF

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2022 and held for the six months ended March 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
6.81%	$1,000.00	$1,068.10	0.45%	$2.32	5.00%	$1,000.00	$1,022.69	0.45%	$2.27

[1]	For the six months ended March 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset ETFs 2023 Annual Report	11

Funds performance (unaudited)

Western Asset Short Duration Income ETF

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/23	-1.16%
Inception date of 2/7/19 through 3/31/23	1.74

Cumulative total returns[1]
Inception date of 2/7/19 through 3/31/23	7.42%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/23	-1.40%
Inception date of 2/7/19 through 3/31/23	1.75

Cumulative total returns[2]
Inception date of 2/7/19 through 3/31/23	7.47%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

12	Western Asset ETFs 2023 Annual Report

Western Asset Short Duration Income ETF

Historical performance

Value of $10,000 invested in

Western Asset Short Duration Income ETF vs. Bloomberg U.S. Corporate 1-5 Year Index† — February 7, 2019 - March 31, 2023

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in the Western Asset Short Duration Income ETF on February 7, 2019 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Corporate 1-5 Year Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Bloomberg U.S. Corporate 1-5 Year Index (the “Index”) is an unmanaged index that measures the performance of the investment grade, fixed-rate, taxable 1-5 year maturity corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. The Index is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Please note that an investor cannot invest directly in an index.

Western Asset ETFs 2023 Annual Report	13

Funds performance (unaudited) (cont’d)

Western Asset Total Return ETF

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/23	-7.31%
Inception date of 10/3/18 through 3/31/23	-0.11

Cumulative total returns[1]
Inception date of 10/3/18 through 3/31/23	-0.50%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/23	-7.79%
Inception date of 10/3/18 through 3/31/23	-0.10

Cumulative total returns[2]
Inception date of 10/3/18 through 3/31/23	-0.44%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

14	Western Asset ETFs 2023 Annual Report

Western Asset Total Return ETF

Historical performance

Value of $10,000 invested in

Western Asset Total Return ETF vs. Bloomberg U.S. Aggregate Index† — October 3, 2018 - March 31, 2023

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in the Western Asset Total Return ETF on October 3, 2018 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Bloomberg U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Western Asset ETFs 2023 Annual Report	15

Schedules of investments

March 31, 2023

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 90.4%
Communication Services — 5.4%
Diversified Telecommunication Services — 1.3%
AT&T Inc., Senior Notes	4.250%	3/1/27	$30,000	$29,761
AT&T Inc., Senior Notes	1.650%	2/1/28	20,000	17,571
NTT Finance Corp., Senior Notes	1.162%	4/3/26	200,000	180,688	(a)
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	60,000	51,114
Total Diversified Telecommunication Services				279,134
Entertainment — 0.8%
Warnermedia Holdings Inc., Senior Notes	3.428%	3/15/24	50,000	48,849	(a)
Warnermedia Holdings Inc., Senior Notes	6.412%	3/15/26	20,000	20,101
Warnermedia Holdings Inc., Senior Notes	3.755%	3/15/27	120,000	113,007	(a)
Total Entertainment				181,957
Interactive Media & Services — 0.4%
Alphabet Inc., Senior Notes	1.100%	8/15/30	70,000	57,304
Meta Platforms Inc., Senior Notes	3.850%	8/15/32	30,000	28,069
Total Interactive Media & Services				85,373
Media — 2.0%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	30,000	29,701
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	190,000	183,325
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.400%	4/1/33	30,000	26,622
Comcast Corp., Senior Notes	3.400%	4/1/30	100,000	93,493
Discovery Communications LLC., Senior Notes	4.900%	3/11/26	50,000	49,621
Fox Corp., Senior Notes	4.030%	1/25/24	40,000	39,565
Total Media				422,327
Wireless Telecommunication Services — 0.9%
Sprint LLC, Senior Notes	7.125%	6/15/24	50,000	50,829
T-Mobile USA Inc., Senior Notes	3.500%	4/15/25	20,000	19,444
T-Mobile USA Inc., Senior Notes	2.050%	2/15/28	80,000	70,984
T-Mobile USA Inc., Senior Notes	2.250%	11/15/31	50,000	40,939
Total Wireless Telecommunication Services				182,196
Total Communication Services				1,150,987
Consumer Discretionary — 12.1%
Automobile Components — 0.9%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	200,000	196,481	(a)
Automobiles — 5.6%
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	200,000	191,897
Ford Motor Credit Co. LLC, Senior Notes	2.700%	8/10/26	200,000	177,998
General Motors Co., Senior Notes	6.125%	10/1/25	210,000	213,965
General Motors Co., Senior Notes	5.600%	10/15/32	20,000	19,582
Hyundai Capital America, Senior Notes	0.800%	1/8/24	60,000	57,803	(a)
Mercedes-Benz Finance North America LLC, Senior Notes	1.450%	3/2/26	150,000	137,085	(a)

See Notes to Financial Statements.

16	Western Asset ETFs 2023 Annual Report

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Automobiles — continued
Nissan Motor Co. Ltd., Senior Notes	3.043%	9/15/23	200,000	$197,008	(a)
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	200,000	189,481	(a)
Total Automobiles				1,184,819
Broadline Retail — 0.6%
Amazon.com Inc., Senior Notes	1.200%	6/3/27	110,000	97,656
Nordstrom Inc., Senior Notes	2.300%	4/8/24	20,000	19,100
Total Broadline Retail				116,756
Hotels, Restaurants & Leisure — 4.1%
Genting New York LLC/GENNY Capital Inc., Senior Notes	3.300%	2/15/26	200,000	179,953	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	90,000	87,079
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	300,000	285,026
Marriott International Inc., Senior Notes	3.600%	4/15/24	120,000	117,727
Sands China Ltd., Senior Notes	5.900%	8/8/28	200,000	189,870
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.500%	3/1/25	20,000	19,625	(a)
Total Hotels, Restaurants & Leisure				879,280
Household Durables — 0.5%
DR Horton Inc., Senior Notes	2.500%	10/15/24	100,000	95,638
MDC Holdings Inc., Senior Notes	2.500%	1/15/31	10,000	7,777
Total Household Durables				103,415
Specialty Retail — 0.4%
Lowe’s Cos. Inc., Senior Notes	1.300%	4/15/28	110,000	94,512
Total Consumer Discretionary				2,575,263
Consumer Staples — 3.1%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes (3 mo. USD LIBOR + 0.740%)	5.546%	1/12/24	100,000	100,167	(b)
PepsiCo Inc., Senior Notes	3.900%	7/18/32	20,000	19,533
Total Beverages				119,700
Consumer Staples Distribution & Retail — 0.1%
Costco Wholesale Corp., Senior Notes	1.375%	6/20/27	10,000	8,967
Food Products — 0.1%
Hershey Co., Senior Notes	1.700%	6/1/30	10,000	8,362
Mondelez International Inc., Senior Notes	1.500%	2/4/31	20,000	15,953
Total Food Products				24,315
Household Products — 0.1%
Clorox Co., Senior Notes	1.800%	5/15/30	10,000	8,287
Kimberly-Clark Corp., Senior Notes	1.050%	9/15/27	10,000	8,755
Total Household Products				17,042
Personal Care Products — 0.8%
Kenvue Inc., Senior Notes	5.350%	3/22/26	70,000	71,827	(a)
Kenvue Inc., Senior Notes	5.050%	3/22/28	100,000	103,349	(a)
Total Personal Care Products				175,176
Tobacco — 1.4%
Altria Group Inc., Senior Notes	2.625%	9/16/26	80,000	74,643
Altria Group Inc., Senior Notes	4.800%	2/14/29	80,000	79,363

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	17

Schedules of investments (cont’d)

March 31, 2023

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — continued
BAT International Finance PLC, Senior Notes	1.668%	3/25/26	120,000	$109,199
Philip Morris International Inc., Senior Notes	5.125%	11/17/27	40,000	40,933
Total Tobacco				304,138
Total Consumer Staples				649,338
Energy — 10.9%
Oil, Gas & Consumable Fuels — 10.9%
Apache Corp., Senior Notes	7.950%	4/15/26	20,000	20,800
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	20,000	17,714
Continental Resources Inc., Senior Notes	4.500%	4/15/23	140,000	139,825
Continental Resources Inc., Senior Notes	3.800%	6/1/24	40,000	39,193
Continental Resources Inc., Senior Notes	2.268%	11/15/26	60,000	53,285	(a)
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	100,000	95,422
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	80,000	76,056
DCP Midstream Operating LP, Senior Notes	3.250%	2/15/32	40,000	33,729
Devon Energy Corp., Senior Notes	5.850%	12/15/25	60,000	60,964
Devon Energy Corp., Senior Notes	5.250%	10/15/27	86,000	86,019
Devon Energy Corp., Senior Notes	5.875%	6/15/28	12,000	12,224
Devon Energy Corp., Senior Notes	4.500%	1/15/30	160,000	152,809
Devon OEI Operating LLC, Senior Notes	7.500%	9/15/27	20,000	21,772
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	120,000	113,684
Ecopetrol SA, Senior Notes	5.875%	9/18/23	180,000	179,957
Ecopetrol SA, Senior Notes	4.625%	11/2/31	40,000	30,779
El Paso Natural Gas Co. LLC, Senior Notes	7.500%	11/15/26	60,000	63,858
Energy Transfer LP, Senior Notes	2.900%	5/15/25	70,000	66,709
Enterprise Products Operating LLC, Senior Notes	3.950%	2/15/27	30,000	29,292
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	60,000	53,209
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	100,000	80,269	(b)
EOG Resources Inc., Senior Notes	4.375%	4/15/30	20,000	19,937
EQT Corp., Senior Notes	5.678%	10/1/25	20,000	19,940
EQT Corp., Senior Notes	3.125%	5/15/26	90,000	83,245	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	10,000	9,399
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	30,000	28,664
Florida Gas Transmission Co. LLC, Senior Notes	2.300%	10/1/31	70,000	57,063	(a)
Kinder Morgan Energy Partners LP, Senior Notes	7.300%	8/15/33	10,000	11,173
MEG Energy Corp., Senior Notes	7.125%	2/1/27	70,000	71,407	(a)
MPLX LP, Senior Notes	1.750%	3/1/26	170,000	155,144
MPLX LP, Senior Notes	5.000%	3/1/33	60,000	58,714
Northwest Pipeline LLC, Senior Notes	7.125%	12/1/25	20,000	20,797
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	6,000	6,075
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	10,000	9,398	(a)
Pioneer Natural Resources Co., Senior Notes	5.100%	3/29/26	30,000	30,125
Southwestern Energy Co., Senior Notes	8.375%	9/15/28	20,000	21,027
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	10,000	8,830
Targa Resources Corp., Senior Notes	5.200%	7/1/27	30,000	29,749
Targa Resources Corp., Senior Notes	4.200%	2/1/33	50,000	44,985

See Notes to Financial Statements.

18	Western Asset ETFs 2023 Annual Report

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Tennessee Gas Pipeline Co. LLC, Senior Notes	7.000%	10/15/28	$50,000	$54,341
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	20,000	17,326	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	20,000	18,112
Western Midstream Operating LP, Senior Notes	3.350%	2/1/25	60,000	57,297
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	40,000	38,283
Western Midstream Operating LP, Senior Notes	4.300%	2/1/30	20,000	18,206
Total Energy				2,316,806
Financials — 29.9%
Banks — 17.0%
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	200,000	187,656	(b)
Bank of America Corp., Senior Notes (1.530% to 12/6/24 then SOFR + 0.650%)	1.530%	12/6/25	20,000	18,699	(b)
Bank of America Corp., Senior Notes (1.734% to 7/22/26 then SOFR + 0.960%)	1.734%	7/22/27	270,000	242,112	(b)
Bank of America Corp., Senior Notes (2.299% to 7/21/31 then SOFR + 1.220%)	2.299%	7/21/32	30,000	24,177	(b)
Bank of America Corp., Senior Notes (2.572% to 10/20/31 then SOFR + 1.210%)	2.572%	10/20/32	100,000	81,731	(b)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	130,000	110,092	(b)
Bank of America Corp., Senior Notes (2.972% to 2/4/32 then SOFR + 1.330%)	2.972%	2/4/33	150,000	126,306	(b)
BNP Paribas SA, Junior Subordinated Notes (7.750% to 8/16/29 then 5 year Treasury Constant Maturity Rate + 4.899%)	7.750%	8/16/29	200,000	191,440	(a)(b)(c)
BNP Paribas SA, Senior Notes (1.675% to 6/30/26 then SOFR + 0.912%)	1.675%	6/30/27	200,000	175,953	(a)(b)
BNP Paribas SA, Senior Notes (5.125% to 1/13/28 then 1 year Treasury Constant Maturity Rate + 1.450%)	5.125%	1/13/29	200,000	200,410	(a)(b)
Citigroup Inc., Senior Notes (0.981% to 5/1/24 then SOFR + 0.669%)	0.981%	5/1/25	20,000	19,000	(b)
Citigroup Inc., Senior Notes (1.281% to 11/3/24 then SOFR + 0.528%)	1.281%	11/3/25	60,000	56,045	(b)
Citigroup Inc., Senior Notes (1.462% to 6/9/26 then SOFR + 0.770%)	1.462%	6/9/27	320,000	284,119	(b)
Citigroup Inc., Senior Notes (3.057% to 1/25/32 then SOFR + 1.351%)	3.057%	1/25/33	110,000	93,089	(b)
Danske Bank A/S, Senior Notes (0.976% to 9/10/24 then 1 year Treasury Constant Maturity Rate + 0.550%)	0.976%	9/10/25	200,000	185,751	(a)(b)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	200,000	190,233	(a)(b)
Danske Bank A/S, Senior Notes (6.466% to 1/9/25 then 1 year Treasury Constant Maturity Rate + 2.100%)	6.466%	1/9/26	210,000	210,194	(a)(b)
HSBC Holdings PLC, Senior Notes (0.976% to 5/24/24 then SOFR + 0.708%)	0.976%	5/24/25	200,000	188,218	(b)
HSBC Holdings PLC, Senior Notes (6.161% to 3/9/28 then SOFR + 1.970%)	6.161%	3/9/29	200,000	205,620	(b)
HSBC Holdings PLC, Subordinated Notes	7.625%	5/17/32	10,000	10,654
JPMorgan Chase & Co., Senior Notes (1.578% to 4/22/26 then SOFR + 0.885%)	1.578%	4/22/27	160,000	143,756	(b)
JPMorgan Chase & Co., Senior Notes (2.545% to 11/8/31 then SOFR + 1.180%)	2.545%	11/8/32	140,000	116,073	(b)
JPMorgan Chase & Co., Senior Notes (2.963% to 1/25/32 then SOFR + 1.260%)	2.963%	1/25/33	50,000	42,753	(b)
JPMorgan Chase & Co., Senior Notes (5.546% to 12/15/24 then SOFR + 1.070%)	5.546%	12/15/25	50,000	50,342	(b)
JPMorgan Chase & Co., Subordinated Notes (2.956% to 5/13/30 then SOFR + 2.515%)	2.956%	5/13/31	120,000	103,729	(b)
NatWest Group PLC, Senior Notes (5.847% to 3/2/26 then 1 year Treasury Constant Maturity Rate + 1.350%)	5.847%	3/2/27	200,000	200,510	(b)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	120,000	112,258
Wells Fargo & Co., Senior Notes (3.350% to 3/2/32 then SOFR + 1.500%)	3.350%	3/2/33	50,000	43,338	(b)
Total Banks				3,614,258

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	19

Schedules of investments (cont’d)

March 31, 2023

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — 8.3%
Ameriprise Financial Inc., Senior Notes	5.150%	5/15/33	$60,000	$59,823
Bank of New York Mellon Corp., Senior Notes (5.834% to 10/25/32 then SOFR + 2.074%)	5.834%	10/25/33	10,000	10,679	(b)
Charles Schwab Corp., Senior Notes	1.150%	5/13/26	170,000	149,241
Credit Suisse Group AG, Senior Notes	3.800%	6/9/23	250,000	244,999
Credit Suisse Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	280,000	249,257	(a)(b)
Credit Suisse Group AG, Junior Subordinated Notes (9.750% to 12/23/27 then 5 year Treasury Constant Maturity Rate + 6.383%)	9.750%	6/23/27	200,000	9,000	*(a)(c)
Goldman Sachs Group Inc., Senior Notes (0.855% to 2/12/25 then SOFR + 0.609%)	0.855%	2/12/26	40,000	36,609	(b)
Goldman Sachs Group Inc., Senior Notes (1.093% to 12/9/25 then SOFR + 0.789%)	1.093%	12/9/26	160,000	143,289	(b)
Goldman Sachs Group Inc., Senior Notes (1.948% to 10/21/26 then SOFR + 0.913%)	1.948%	10/21/27	80,000	71,474	(b)
Goldman Sachs Group Inc., Senior Notes (3.102% to 2/24/32 then SOFR + 1.410%)	3.102%	2/24/33	160,000	137,403	(b)
Intercontinental Exchange Inc., Senior Notes	4.600%	3/15/33	30,000	29,725
Morgan Stanley, Senior Notes (0.985% to 12/10/25 then SOFR + 0.720%)	0.985%	12/10/26	40,000	35,650	(b)
Morgan Stanley, Senior Notes (1.512% to 7/20/26 then SOFR + 0.858%)	1.512%	7/20/27	20,000	17,774	(b)
Morgan Stanley, Senior Notes (1.593% to 5/4/26 then SOFR + 0.879%)	1.593%	5/4/27	120,000	107,540	(b)
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	110,000	103,208	(b)
Morgan Stanley, Senior Notes (2.511% to 10/20/31 then SOFR + 1.200%)	2.511%	10/20/32	80,000	65,533	(b)
Morgan Stanley, Senior Notes (5.123% to 2/1/28 then SOFR + 1.730%)	5.123%	2/1/29	120,000	120,953	(b)
S&P Global Inc., Senior Notes	1.250%	8/15/30	10,000	8,026
UBS AG, Senior Notes	1.250%	6/1/26	200,000	175,656	(a)
Total Capital Markets				1,775,839
Consumer Finance — 0.1%
Capital One Financial Corp., Senior Notes (5.817% to 2/1/33 then SOFR + 2.600%)	5.817%	2/1/34	20,000	19,327	(b)
Financial Services — 2.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	150,000	134,657
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	200,000	165,685
Element Fleet Management Corp., Senior Notes	1.600%	4/6/24	10,000	9,580	(a)
GA Global Funding Trust, Secured Notes	1.000%	4/8/24	20,000	19,058	(a)
Mastercard Inc., Senior Notes	3.300%	3/26/27	110,000	106,682
PayPal Holdings Inc., Senior Notes	2.300%	6/1/30	50,000	42,814
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	2.875%	10/15/26	20,000	17,900	(a)
Total Financial Services				496,376
Insurance — 1.8%
AmFam Holdings Inc., Senior Notes	2.805%	3/11/31	150,000	114,191	(a)
National General Holdings Corp., Senior Notes	6.750%	5/15/24	40,000	40,316	(a)
New York Life Global Funding, Secured Notes	4.550%	1/28/33	20,000	19,789	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	60,000	55,219	(a)
Prudential Financial Inc., Senior Notes	1.500%	3/10/26	10,000	9,121
Reliance Standard Life Global Funding II, Secured Notes	2.500%	10/30/24	100,000	95,601	(a)
Reliance Standard Life Global Funding II, Secured Notes	2.750%	1/21/27	50,000	45,455	(a)
Total Insurance				379,692
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Blackstone Holdings Finance Co. LLC, Senior Notes	6.200%	4/22/33	80,000	83,806	(a)
Total Financials				6,369,298

See Notes to Financial Statements.

20	Western Asset ETFs 2023 Annual Report

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 5.3%
Biotechnology — 0.9%
AbbVie Inc., Senior Notes	2.600%	11/21/24	$10,000	$9,651
Amgen Inc., Senior Notes	5.507%	3/2/26	70,000	70,285
Amgen Inc., Senior Notes	5.150%	3/2/28	70,000	71,471
Amgen Inc., Senior Notes	5.250%	3/2/30	20,000	20,456
Amgen Inc., Senior Notes	5.250%	3/2/33	10,000	10,274
Total Biotechnology				182,137
Health Care Equipment & Supplies — 0.1%
Becton Dickinson & Co., Senior Notes	3.363%	6/6/24	22,000	21,594
Health Care Providers & Services — 3.2%
Bon Secours Mercy Health Inc., Secured Notes	3.464%	6/1/30	10,000	9,010
Centene Corp., Senior Notes	4.625%	12/15/29	30,000	28,207
Centene Corp., Senior Notes	3.375%	2/15/30	60,000	52,347
Cigna Group, Senior Notes	4.125%	11/15/25	40,000	39,349
Cigna Group, Senior Notes	2.400%	3/15/30	110,000	95,408
CommonSpirit Health, Senior Secured Notes	2.782%	10/1/30	10,000	8,495
CSL Finance PLC, Senior Notes	3.850%	4/27/27	10,000	9,746	(a)
CSL Finance PLC, Senior Notes	4.050%	4/27/29	30,000	28,943	(a)
CVS Health Corp., Senior Notes	2.625%	8/15/24	20,000	19,388
CVS Health Corp., Senior Notes	2.875%	6/1/26	40,000	38,008
CVS Health Corp., Senior Notes	1.300%	8/21/27	70,000	60,960
Elevance Health Inc., Senior Notes	4.100%	5/15/32	20,000	19,116
Elevance Health Inc., Senior Notes	5.500%	10/15/32	60,000	63,107
UnitedHealth Group Inc., Senior Notes	1.150%	5/15/26	30,000	27,278
UnitedHealth Group Inc., Senior Notes	3.700%	5/15/27	40,000	39,125
UnitedHealth Group Inc., Senior Notes	5.350%	2/15/33	130,000	138,163
Total Health Care Providers & Services				676,650
Pharmaceuticals — 1.1%
Astrazeneca Finance LLC, Senior Notes	1.200%	5/28/26	30,000	27,320
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	8.125%	9/15/31	200,000	209,940
Total Pharmaceuticals				237,260
Total Health Care				1,117,641
Industrials — 10.8%
Aerospace & Defense — 2.3%
Boeing Co., Senior Notes	4.875%	5/1/25	50,000	49,905
Boeing Co., Senior Notes	2.196%	2/4/26	240,000	222,681
Howmet Aerospace Inc., Senior Notes	6.875%	5/1/25	40,000	41,524
Northrop Grumman Corp., Senior Notes	4.700%	3/15/33	140,000	141,424
Raytheon Technologies Corp., Senior Notes	5.150%	2/27/33	30,000	31,221
Total Aerospace & Defense				486,755
Commercial Services & Supplies — 0.3%
Waste Connections Inc., Senior Notes	4.200%	1/15/33	70,000	67,182
Electrical Equipment — 0.8%
Regal Rexnord Corp., Senior Notes	6.050%	2/15/26	160,000	160,701	(a)
Ground Transportation — 0.4%
Canadian Pacific Railway Co., Senior Notes	1.750%	12/2/26	90,000	81,579

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	21

Schedules of investments (cont’d)

March 31, 2023

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Industrial Conglomerates — 0.4%
Honeywell International Inc., Senior Notes	1.950%	6/1/30	$40,000	$34,243
Honeywell International Inc., Senior Notes	5.000%	2/15/33	50,000	52,689
Total Industrial Conglomerates				86,932
Passenger Airlines — 3.0%
Air Canada Pass-Through Trust	5.000%	12/15/23	39,333	38,755	(a)
Air Canada Pass-Through Trust	4.750%	5/15/25	39,280	36,528	(a)
American Airlines Group Inc. Pass-Through Trust	4.950%	2/15/25	51,728	49,814
American Airlines Inc., Senior Secured Notes	11.750%	7/15/25	60,000	65,642	(a)
American Airlines Inc., Senior Secured Notes	7.250%	2/15/28	80,000	77,800	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	60,000	59,047	(a)
Continental Airlines Pass-Through Trust	4.000%	10/29/24	33,121	32,006
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	132,000	129,781	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	40,000	38,581	(a)
United Airlines Pass-Through Trust	4.875%	1/15/26	57,880	55,955
US Airways Pass-Through Trust	4.625%	6/3/25	21,468	20,281
US Airways Pass-Through Trust	3.950%	11/15/25	44,383	41,485
Total Passenger Airlines				645,675
Professional Services — 0.1%
Equifax Inc., Senior Notes	2.350%	9/15/31	30,000	24,146
Trading Companies & Distributors — 3.5%
Air Lease Corp., Senior Notes	3.000%	9/15/23	130,000	128,291
Air Lease Corp., Senior Notes	0.700%	2/15/24	180,000	172,114
Air Lease Corp., Senior Notes	5.850%	12/15/27	60,000	60,318
Air Lease Corp., Senior Notes	5.300%	2/1/28	40,000	39,482
Aviation Capital Group LLC, Senior Notes	4.125%	8/1/25	370,000	352,116	(a)
Total Trading Companies & Distributors				752,321
Total Industrials				2,305,291
Information Technology — 3.9%
Electronic Equipment, Instruments & Components — 0.6%
TD SYNNEX Corp., Senior Notes	1.250%	8/9/24	100,000	93,574
Vontier Corp., Senior Notes	1.800%	4/1/26	50,000	44,178
Total Electronic Equipment, Instruments & Components				137,752
Semiconductors & Semiconductor Equipment — 1.0%
Broadcom Inc., Senior Notes	3.150%	11/15/25	10,000	9,568
KLA Corp., Senior Notes	4.650%	7/15/32	20,000	20,194
Lam Research corp., Senior Notes	1.900%	6/15/30	50,000	42,132
Micron Technology Inc., Senior Notes	6.750%	11/1/29	50,000	53,116
QUALCOMM Inc., Senior Notes	4.250%	5/20/32	20,000	20,007
Texas Instruments Inc., Senior Notes	4.600%	2/15/28	40,000	40,829
Texas Instruments Inc., Senior Notes	3.650%	8/16/32	30,000	28,480
Total Semiconductors & Semiconductor Equipment				214,326
Software — 1.8%
Adobe Inc., Senior Notes	2.300%	2/1/30	50,000	44,407
Fortinet Inc., Senior Notes	1.000%	3/15/26	100,000	89,762

See Notes to Financial Statements.

22	Western Asset ETFs 2023 Annual Report

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Software — continued
Oracle Corp., Senior Notes	6.150%	11/9/29	130,000	$138,467
Salesforce Inc., Senior Notes	1.500%	7/15/28	120,000	105,800
Total Software				378,436
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	1.400%	8/5/28	110,000	96,375
Total Information Technology				826,889
Materials — 4.5%
Containers & Packaging — 0.1%
Graphic Packaging International LLC, Senior Secured Notes	1.512%	4/15/26	10,000	8,908	(a)
Metals & Mining — 4.3%
Alcoa Nederland Holding BV, Senior Notes	5.500%	12/15/27	200,000	197,504	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	200,000	195,174	(a)
ArcelorMittal SA, Senior Notes	6.550%	11/29/27	20,000	20,799
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	200,000	199,836	(a)
Freeport-McMoRan Inc., Senior Notes	4.375%	8/1/28	120,000	112,494
Glencore Funding LLC, Senior Notes	1.625%	9/1/25	130,000	120,077	(a)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	70,000	66,833
Yamana Gold Inc., Senior Notes	2.630%	8/15/31	10,000	8,046
Total Metals & Mining				920,763
Paper & Forest Products — 0.1%
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	30,000	24,548
Total Materials				954,219
Real Estate — 1.7%
Diversified REITs — 0.4%
VICI Properties LP, Senior Notes	4.750%	2/15/28	80,000	75,832
Health Care REITs — 0.1%
Diversified Healthcare Trust, Senior Notes	4.750%	5/1/24	20,000	18,012
Welltower OP LLC, Senior Notes	3.850%	6/15/32	10,000	8,833
Total Health Care REITs				26,845
Office REITs — 0.0%††
Alexandria Real Estate Equities Inc., Senior Notes	2.000%	5/18/32	10,000	7,694
Retail REITs — 1.1%
Kimco Realty OP LLC, Senior Notes	2.250%	12/1/31	40,000	31,336
Simon Property Group LP, Senior Notes	3.500%	9/1/25	10,000	9,642
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	200,000	189,452	(a)
Total Retail REITs				230,430
Specialized REITs — 0.1%
Extra Space Storage LP, Senior Notes	3.900%	4/1/29	20,000	18,408
Total Real Estate				359,209
Utilities — 2.8%
Electric Utilities — 2.8%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.950%	4/1/33	20,000	20,424
DTE Electric Co., First Mortgage Bonds	2.625%	3/1/31	20,000	17,302
Duke Energy Ohio Inc., First Mortgage Bonds	2.125%	6/1/30	10,000	8,355
Edison International, Senior Notes	4.950%	4/15/25	120,000	119,081

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	23

Schedules of investments (cont’d)

March 31, 2023

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Electric Utilities — continued
Enel Finance International NV, Senior Notes	6.800%	10/14/25	200,000	$206,694	(a)
Metropolitan Edison Co., Senior Notes	5.200%	4/1/28	30,000	30,304	(a)
NextEra Energy Capital Holdings Inc., Senior Notes	6.051%	3/1/25	30,000	30,519
NRG Energy Inc., Senior Secured Notes	2.450%	12/2/27	140,000	119,777	(a)
Ohio Edison Co., Senior Notes	5.500%	1/15/33	10,000	10,229	(a)
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	20,000	17,442
Pacific Gas and Electric Co., First Mortgage Bonds	3.000%	6/15/28	10,000	8,877
Pennsylvania Electric Co., Senior Notes	5.150%	3/30/26	10,000	10,044	(a)
Toledo Edison Co., First Mortgage Bonds	2.650%	5/1/28	8,000	7,077	(a)
Total Utilities				606,125
Total Corporate Bonds & Notes (Cost — $20,393,451)				19,231,066
Asset-Backed Securities — 4.0%
ABPCI Direct Lending Fund LLC, 2020-9A A1R (3 mo. USD LIBOR + 1.400%)	6.215%	11/18/31	270,000	265,312	(a)(b)
AGL CLO Ltd., 2020-6A AR (3 mo. USD LIBOR + 1.200%)	6.008%	7/20/34	100,000	97,146	(a)(b)
Halcyon Loan Advisors Funding Ltd., 2017-2A A2 (3 mo. USD LIBOR + 1.700%)	6.492%	1/17/30	250,000	245,335	(a)(b)
Navient Private Education Refi Loan Trust, 2020-DA A	1.690%	5/15/69	30,856	28,111	(a)
Neuberger Berman Loan Advisers CLO Ltd., 2021-42A A (3 mo. USD LIBOR + 1.100%)	5.892%	7/16/35	210,000	204,442	(a)(b)
Total Asset-Backed Securities (Cost — $859,285)				840,346
U.S. Government & Agency Obligations — 0.9%
U.S. Government Obligations — 0.9%
U.S. Treasury Bonds	3.375%	8/15/42	20,000	18,778
U.S. Treasury Bonds	3.000%	8/15/52	45,000	39,530
U.S. Treasury Notes	4.125%	11/15/32	120,000	126,094
Total U.S. Government & Agency Obligations (Cost — $183,353)				184,402
Sovereign Bonds — 0.2%
Argentina — 0.2%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	4,718	1,320
Argentine Republic Government International Bond, Senior Notes, Step bond
(0.500% to 7/9/23, 0.750% to 7/9/27 then 1.750%)	0.500%	7/9/30	115,800	33,545
Provincia de Buenos Aires/Government Bonds, Senior Notes, Step Bond (5.250% to
9/1/23, 6.375% to 9/1/24 then 6.625%)	5.250%	9/1/37	18,600	6,521	(a)
Total Sovereign Bonds (Cost — $81,775)				41,386
Municipal Bonds — 0.1%
California — 0.1%
Regents of the University of California, CA, Medical Center Pooled Revenue,
Taxable Bonds, Series Q (Cost — $30,000)	4.132%	5/15/32	30,000	28,813
Senior Loans — 0.0%††
Industrials — 0.0%††
Passenger Airlines — 0.0%††
Delta Air Lines Inc., Initial Term Loan (3 mo. USD LIBOR + 3.750%) (Cost — $9,434)	8.558%	10/20/27	9,500	9,831	(b)(d)(e)
Total Investments before Short-Term Investments (Cost — $21,557,298)				20,335,844

See Notes to Financial Statements.

24	Western Asset ETFs 2023 Annual Report

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 2.8%
BNY Mellon Cash Reserve Fund (Cost — $588,692)	2.200%	588,692	$588,692	(f)
Total Investments — 98.4% (Cost — $22,145,990)			20,924,536
Other Assets in Excess of Liabilities — 1.6%			346,030
Total Net Assets — 100.0%			$21,270,566

††	Represents less than 0.1%.
*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(e)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(f)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

CLO	— Collateralized Loan Obligation

LIBOR	— London Interbank Offered Rate

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At March 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	13	6/23	$2,647,163	$2,683,890	$36,727
U.S. Treasury 5-Year Notes	120	6/23	12,892,797	13,140,938	248,141
					284,868
Contracts to Sell:
U.S. Treasury 10-Year Notes	79	6/23	8,837,359	9,078,828	(241,469)
U.S. Treasury Long-Term Bonds	7	6/23	878,925	918,094	(39,169)
U.S. Treasury Ultra 10-Year Notes	1	6/23	117,171	121,141	(3,970)
U.S. Treasury Ultra Long-Term Bonds	1	6/23	136,467	141,125	(4,658)
					(289,266)
Net unrealized depreciation on open futures contracts					$(4,398)

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	25

Schedules of investments (cont’d)

March 31, 2023

Western Asset Short Duration Income ETF

At March 31, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
MARKIT CDX.NA.HY.40 Index	$180,000	6/20/28	5.000% quarterly	$(2,703)	$658	$(3,361)
MARKIT CDX.NA.IG.40 Index	658,000	6/20/28	1.000% quarterly	(7,526)	(4,410)	(3,116)
Total	$838,000			$(10,229)	$(3,752)	$(6,477)

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

26	Western Asset ETFs 2023 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 35.0%
Communication Services — 3.5%
Diversified Telecommunication Services — 1.4%
AT&T Inc., Senior Notes	2.550%	12/1/33	20,000	$16,087
AT&T Inc., Senior Notes	5.350%	9/1/40	10,000	9,918
AT&T Inc., Senior Notes	5.550%	8/15/41	10,000	10,132
AT&T Inc., Senior Notes	4.350%	6/15/45	19,000	16,281
AT&T Inc., Senior Notes	3.500%	9/15/53	30,000	21,782
AT&T Inc., Senior Notes	3.550%	9/15/55	7,000	5,025
AT&T Inc., Senior Notes	3.650%	9/15/59	20,000	14,292
Verizon Communications Inc., Senior Notes	3.150%	3/22/30	20,000	18,218
Verizon Communications Inc., Senior Notes	1.750%	1/20/31	60,000	48,395
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	40,000	34,076
Verizon Communications Inc., Senior Notes	2.355%	3/15/32	74,000	60,709
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	60,000	57,975
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	30,000	30,816
Verizon Communications Inc., Senior Notes	3.400%	3/22/41	10,000	7,951
Total Diversified Telecommunication Services				351,657
Entertainment — 0.4%
Warnermedia Holdings Inc., Senior Notes	6.412%	3/15/26	10,000	10,051
Warnermedia Holdings Inc., Senior Notes	3.755%	3/15/27	20,000	18,835	(a)
Warnermedia Holdings Inc., Senior Notes	4.054%	3/15/29	10,000	9,301	(a)
Warnermedia Holdings Inc., Senior Notes	4.279%	3/15/32	20,000	17,856	(a)
Warnermedia Holdings Inc., Senior Notes	5.050%	3/15/42	10,000	8,364	(a)
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	60,000	48,614	(a)
Total Entertainment				113,021
Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	10,000	8,450	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	2/1/31	28,000	22,895	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	30,000	29,701
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	30,000	28,946
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	2.800%	4/1/31	30,000	24,149
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	20,000	17,435
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	40,000	27,026
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	20,000	15,244
Comcast Corp., Senior Notes	3.750%	4/1/40	10,000	8,584
Comcast Corp., Senior Notes	4.000%	8/15/47	10,000	8,472
Comcast Corp., Senior Notes	3.969%	11/1/47	20,000	16,813
Comcast Corp., Senior Notes	3.450%	2/1/50	10,000	7,723
Comcast Corp., Senior Notes	2.800%	1/15/51	20,000	13,506
Comcast Corp., Senior Notes	2.887%	11/1/51	20,000	13,654

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	27

Schedules of investments (cont’d)

March 31, 2023

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	5.875%	11/15/24	120,000	$106,999
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	10,000	9,857
Total Media				359,454
Wireless Telecommunication Services — 0.3%
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	10,000	9,300
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	10,000	9,613
T-Mobile USA Inc., Senior Notes	3.875%	4/15/30	30,000	28,149
T-Mobile USA Inc., Senior Notes	2.550%	2/15/31	40,000	33,904
Total Wireless Telecommunication Services				80,966
Total Communication Services				905,098
Consumer Discretionary — 5.2%
Automobiles — 1.9%
Ford Motor Co., Senior Notes	3.250%	2/12/32	70,000	55,017
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	200,000	169,945
General Motors Co., Senior Notes	6.125%	10/1/25	10,000	10,189
General Motors Co., Senior Notes	5.600%	10/15/32	20,000	19,582
General Motors Co., Senior Notes	5.950%	4/1/49	10,000	9,285
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	240,000	226,429	(a)
Total Automobiles				490,447
Broadline Retail — 0.8%
Amazon.com Inc., Senior Notes	3.875%	8/22/37	30,000	27,907
Amazon.com Inc., Senior Notes	4.050%	8/22/47	30,000	27,203
Amazon.com Inc., Senior Notes	3.100%	5/12/51	30,000	22,725
Prosus NV, Senior Notes	3.832%	2/8/51	200,000	128,218	(a)
Total Broadline Retail				206,053
Hotels, Restaurants & Leisure — 2.4%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	20,000	19,351
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	60,000	57,005
McDonald’s Corp., Senior Notes	4.450%	9/1/48	20,000	18,564
McDonald’s Corp., Senior Notes	4.200%	4/1/50	30,000	26,457
NCL Corp. Ltd., Senior Notes	5.875%	3/15/26	130,000	110,640	(a)
Sands China Ltd., Senior Notes	5.625%	8/8/25	200,000	194,645
Sands China Ltd., Senior Notes	2.800%	3/8/27	200,000	171,267
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	20,000	17,750	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.125%	2/15/31	10,000	10,144	(a)
Total Hotels, Restaurants & Leisure				625,823
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	10,000	9,878
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	10,000	8,683
Total Household Durables				18,561
Specialty Retail — 0.0%††
Home Depot Inc., Senior Notes	3.350%	4/15/50	20,000	15,478
Total Consumer Discretionary				1,356,362

See Notes to Financial Statements.

28	Western Asset ETFs 2023 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 1.1%
Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	10,000	$9,815
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	10,000	10,212
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	8,000	7,548
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.439%	10/6/48	20,000	18,248
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	10,000	10,721
Constellation Brands Inc., Senior Notes	4.350%	5/9/27	10,000	9,861
Total Beverages				66,405
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	20,000	17,424
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	30,000	27,875
Mars Inc., Senior Notes	3.200%	4/1/30	20,000	18,415	(a)
Mars Inc., Senior Notes	3.200%	4/1/30	10,000	9,208	(b)
Total Food Products				72,922
Personal Care Products — 0.1%
Kenvue Inc., Senior Notes	4.900%	3/22/33	20,000	20,664	(a)
Tobacco — 0.5%
Altria Group Inc., Senior Notes	2.450%	2/4/32	10,000	7,872
Altria Group Inc., Senior Notes	5.375%	1/31/44	10,000	9,148
Altria Group Inc., Senior Notes	3.875%	9/16/46	30,000	21,574
Altria Group Inc., Senior Notes	5.950%	2/14/49	40,000	37,834
Altria Group Inc., Senior Notes	6.200%	2/14/59	4,000	3,913
BAT Capital Corp., Senior Notes	3.557%	8/15/27	20,000	18,593
BAT Capital Corp., Senior Notes	3.734%	9/25/40	30,000	21,425
BAT Capital Corp., Senior Notes	4.540%	8/15/47	20,000	14,895
Total Tobacco				135,254
Total Consumer Staples				295,245
Energy — 5.2%
Oil, Gas & Consumable Fuels — 5.2%
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	10,000	9,491
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	30,000	26,682	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	30,000	25,814	(a)
Cheniere Energy Inc., Senior Notes	4.625%	10/15/28	20,000	19,011
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	10,000	8,261
Continental Resources Inc., Senior Notes	4.500%	4/15/23	20,000	19,975
Continental Resources Inc., Senior Notes	2.268%	11/15/26	20,000	17,762	(a)
Continental Resources Inc., Senior Notes	5.750%	1/15/31	20,000	19,220	(a)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	30,000	23,227
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	60,000	57,253
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	40,000	38,028
Devon Energy Corp., Senior Notes	5.000%	6/15/45	60,000	53,313
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	20,000	18,275
Ecopetrol SA, Senior Notes	5.875%	5/28/45	70,000	48,598
Energy Transfer LP, Junior Subordinated Notes (3 mo. USD LIBOR + 4.028%)	8.892%	4/17/23	10,000	8,894	(c)(d)

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	29

Schedules of investments (cont’d)

March 31, 2023

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	20,000	$17,600	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	110,000	96,812	(c)(d)
Energy Transfer LP, Senior Notes	2.900%	5/15/25	20,000	19,060
Energy Transfer LP, Senior Notes	4.950%	6/15/28	10,000	9,931
Energy Transfer LP, Senior Notes	5.250%	4/15/29	10,000	9,961
Energy Transfer LP, Senior Notes	3.750%	5/15/30	20,000	18,456
Energy Transfer LP, Senior Notes	6.250%	4/15/49	30,000	29,722
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	30,000	29,158
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	30,000	26,605
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	30,000	23,189
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	10,000	8,027	(d)
EOG Resources Inc., Senior Notes	3.900%	4/1/35	10,000	9,163
EOG Resources Inc., Senior Notes	4.950%	4/15/50	10,000	10,077
EQM Midstream Partners LP, Senior Notes	6.000%	7/1/25	70,000	69,201	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	35,000	32,897
EQT Corp., Senior Notes	5.000%	1/15/29	20,000	18,963
EQT Corp., Senior Notes	3.625%	5/15/31	40,000	34,673	(a)
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	10,000	9,826
Kinder Morgan Inc., Senior Notes	5.050%	2/15/46	20,000	17,635
Kinder Morgan Inc., Senior Notes	5.200%	3/1/48	20,000	17,899
MPLX LP, Senior Notes	4.875%	6/1/25	20,000	19,854
MPLX LP, Senior Notes	4.800%	2/15/29	20,000	19,814
MPLX LP, Senior Notes	4.500%	4/15/38	20,000	17,778
MPLX LP, Senior Notes	5.500%	2/15/49	10,000	9,301
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	30,000	31,542
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	10,000	9,398	(a)
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	10,000	8,214
Shell International Finance BV, Senior Notes	4.375%	5/11/45	10,000	9,225
Southwestern Energy Co., Senior Notes	5.375%	3/15/30	10,000	9,401
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	10,000	8,830
Targa Resources Corp., Senior Notes	5.200%	7/1/27	10,000	9,916
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	10,000	9,669
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	20,000	20,384
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	30,000	28,071
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	10,000	8,663	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	40,000	42,846
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	10,000	9,056
Western Midstream Operating LP, Senior Notes	3.350%	2/1/25	10,000	9,550
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	10,000	9,460
Western Midstream Operating LP, Senior Notes	4.300%	2/1/30	20,000	18,206

See Notes to Financial Statements.

30	Western Asset ETFs 2023 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	60,000	$51,670
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	30,000	33,515
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	40,000	48,071
Total Energy				1,345,093
Financials — 12.0%
Banks — 8.0%
Bank of America Corp., Senior Notes	5.000%	1/21/44	50,000	47,986
Bank of America Corp., Senior Notes (2.572% to 10/20/31 then SOFR + 1.210%)	2.572%	10/20/32	50,000	40,866	(d)
Bank of America Corp., Senior Notes (2.687% to 4/22/31 then SOFR + 1.320%)	2.687%	4/22/32	50,000	41,726	(d)
Bank of America Corp., Senior Notes (2.972% to 2/4/32 then SOFR + 1.330%)	2.972%	2/4/33	80,000	67,363	(d)
Bank of America Corp., Senior Notes (4.376% to 4/27/27 then SOFR + 1.580%)	4.376%	4/27/28	80,000	77,358	(d)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	70,000	68,773
Bank of Montreal, Senior Notes	1.850%	5/1/25	20,000	18,732
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	20,000	17,629	(d)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	200,000	194,567	(a)(d)
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	10,000	9,899
Citigroup Inc., Senior Notes	8.125%	7/15/39	50,000	64,453
Citigroup Inc., Senior Notes (1.678% to 5/15/23 then SOFR + 1.667%)	1.678%	5/15/24	20,000	19,918	(d)
Citigroup Inc., Senior Notes (2.520% to 11/3/31 then SOFR + 1.177%)	2.520%	11/3/32	50,000	40,703	(d)
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	20,000	17,926	(d)
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. Term SOFR + 1.600%)	3.980%	3/20/30	20,000	18,639	(d)
Citigroup Inc., Senior Notes (4.412% to 3/31/30 then SOFR + 3.914%)	4.412%	3/31/31	10,000	9,497	(d)
Citigroup Inc., Senior Notes (4.658% to 5/24/27 then SOFR + 1.887%)	4.658%	5/24/28	30,000	29,621	(d)
Citigroup Inc., Senior Notes (4.910% to 5/24/32 then SOFR + 2.086%)	4.910%	5/24/33	50,000	49,077	(d)
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	40,000	39,927
Cooperatieve Rabobank UA, Senior Notes (1.339% to 6/24/25 then 1 year Treasury Constant Maturity Rate + 1.000%)	1.339%	6/24/26	250,000	228,327	(a)(d)
Danske Bank A/S, Senior Notes (3.773% to 3/28/24 then 1 year Treasury Constant Maturity Rate + 1.450%)	3.773%	3/28/25	250,000	244,006	(a)(d)
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	200,000	183,656	(d)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	30,000	28,072	(d)
JPMorgan Chase & Co., Senior Notes (2.545% to 11/8/31 then SOFR + 1.180%)	2.545%	11/8/32	10,000	8,291	(d)
JPMorgan Chase & Co., Senior Notes (2.580% to 4/22/31 then SOFR + 1.250%)	2.580%	4/22/32	40,000	33,666	(d)
JPMorgan Chase & Co., Senior Notes (2.739% to 10/15/29 then SOFR + 1.510%)	2.739%	10/15/30	40,000	34,919	(d)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	10,000	9,902	(d)

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	31

Schedules of investments (cont’d)

March 31, 2023

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD
LIBOR + 1.330%)	4.452%	12/5/29	30,000	$29,139	(d)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	30,000	28,507
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	10,000	9,201
Toronto-Dominion Bank, Senior Notes	0.750%	6/12/23	10,000	9,912
US Bancorp, Senior Notes	1.450%	5/12/25	30,000	27,625
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	50,000	46,774
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	50,000	47,755
Wells Fargo & Co., Senior Notes (1.654% to 6/2/23 then SOFR + 1.600%)	1.654%	6/2/24	20,000	19,871	(d)
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	30,000	28,115	(d)
Wells Fargo & Co., Senior Notes (3.350% to 3/2/32 then SOFR + 1.500%)	3.350%	3/2/33	30,000	26,002	(d)
Wells Fargo & Co., Senior Notes (3.584% to 5/22/27 then 3 mo. USD LIBOR + 1.310%)	3.584%	5/22/28	50,000	47,108	(d)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	80,000	75,241	(d)
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	50,000	43,450
Total Banks				2,084,199
Capital Markets — 2.8%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	10,000	9,295
Credit Suisse Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	250,000	222,551	(a)(d)
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	70,000	68,600
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	30,000	29,130
Goldman Sachs Group Inc., Senior Notes (2.650% to 10/21/31 then SOFR + 1.264%)	2.650%	10/21/32	60,000	49,575	(d)
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	20,000	18,919	(d)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	10,000	9,583	(d)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	40,000	37,888
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	20,000	18,765	(d)
Morgan Stanley, Senior Notes (2.511% to 10/20/31 then SOFR + 1.200%)	2.511%	10/20/32	20,000	16,383	(d)
Morgan Stanley, Senior Notes (4.431% to 1/23/29 then 3 mo. USD LIBOR + 1.628%)	4.431%	1/23/30	30,000	28,936	(d)
Morgan Stanley, Subordinated Notes (2.484% to 9/16/31 then SOFR + 1.360%)	2.484%	9/16/36	30,000	22,791	(d)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	200,000	189,742	(a)(c)(d)
Total Capital Markets				722,158
Consumer Finance — 0.1%
American Express Co., Senior Notes	4.050%	5/3/29	20,000	19,493
Financial Services — 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	200,000	179,543
Berkshire Hathaway Finance Corp., Senior Notes	4.250%	1/15/49	20,000	18,435
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	50,000	49,533	(a)
PayPal Holdings Inc., Senior Notes	2.300%	6/1/30	30,000	25,688
Total Financial Services				273,199

See Notes to Financial Statements.

32	Western Asset ETFs 2023 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.1%
Guardian Life Global Funding, Secured Notes	1.100%	6/23/25	20,000	$18,363	(a)
Total Financials				3,117,412
Health Care — 2.1%
Biotechnology — 0.4%
AbbVie Inc., Senior Notes	3.750%	11/14/23	10,000	9,903
AbbVie Inc., Senior Notes	3.200%	11/21/29	30,000	27,841
AbbVie Inc., Senior Notes	4.750%	3/15/45	30,000	28,305
AbbVie Inc., Senior Notes	4.875%	11/14/48	10,000	9,628
AbbVie Inc., Senior Notes	4.250%	11/21/49	40,000	35,299
Total Biotechnology				110,976
Health Care Providers & Services — 0.9%
Cigna Group, Senior Notes	3.750%	7/15/23	4,000	3,981
Cigna Group, Senior Notes	4.375%	10/15/28	10,000	9,854
Cigna Group, Senior Notes	4.900%	12/15/48	10,000	9,410
CVS Health Corp., Senior Notes	1.875%	2/28/31	10,000	8,099
CVS Health Corp., Senior Notes	2.125%	9/15/31	20,000	16,349
CVS Health Corp., Senior Notes	2.700%	8/21/40	30,000	21,455
CVS Health Corp., Senior Notes	5.050%	3/25/48	20,000	18,710
Elevance Health Inc., Senior Notes	4.550%	5/15/52	10,000	9,031
HCA Inc., Senior Notes	5.625%	9/1/28	20,000	20,232
HCA Inc., Senior Notes	3.500%	9/1/30	40,000	35,628
Humana Inc., Senior Notes	3.125%	8/15/29	20,000	18,109
Humana Inc., Senior Notes	2.150%	2/3/32	10,000	8,107
UnitedHealth Group Inc., Senior Notes	4.200%	5/15/32	10,000	9,801
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	10,000	10,809
UnitedHealth Group Inc., Senior Notes	2.900%	5/15/50	20,000	14,166
UnitedHealth Group Inc., Senior Notes	3.250%	5/15/51	10,000	7,513
Total Health Care Providers & Services				221,254
Pharmaceuticals — 0.8%
Bristol-Myers Squibb Co., Senior Notes	4.250%	10/26/49	20,000	18,134
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	200,000	181,000
Total Pharmaceuticals				199,134
Total Health Care				531,364
Industrials — 3.0%
Aerospace & Defense — 1.3%
Boeing Co., Senior Notes	1.433%	2/4/24	10,000	9,661
Boeing Co., Senior Notes	4.875%	5/1/25	30,000	29,943
Boeing Co., Senior Notes	2.196%	2/4/26	30,000	27,835
Boeing Co., Senior Notes	3.200%	3/1/29	20,000	18,271
Boeing Co., Senior Notes	5.150%	5/1/30	30,000	30,188
Boeing Co., Senior Notes	3.250%	2/1/35	50,000	40,823
Boeing Co., Senior Notes	3.550%	3/1/38	10,000	7,944
Boeing Co., Senior Notes	5.705%	5/1/40	10,000	10,116
Boeing Co., Senior Notes	5.805%	5/1/50	30,000	30,200
Boeing Co., Senior Notes	5.930%	5/1/60	10,000	9,988

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	33

Schedules of investments (cont’d)

March 31, 2023

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
L3Harris Technologies Inc., Senior Notes	4.854%	4/27/35	10,000	$9,869
Lockheed Martin Corp., Senior Notes	4.150%	6/15/53	20,000	18,181
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	20,000	19,003
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	30,000	31,063
Raytheon Technologies Corp., Senior Notes	2.250%	7/1/30	40,000	34,264
Total Aerospace & Defense				327,349
Building Products — 0.0%††
Carrier Global Corp., Senior Notes	2.722%	2/15/30	10,000	8,749
Ground Transportation — 0.3%
Canadian Pacific Railway Co., Senior Notes	3.000%	12/2/41	20,000	15,975
Canadian Pacific Railway Co., Senior Notes	3.100%	12/2/51	10,000	7,151
Union Pacific Corp., Senior Notes	2.891%	4/6/36	20,000	16,508
Union Pacific Corp., Senior Notes	3.839%	3/20/60	10,000	8,096
Union Pacific Corp., Senior Notes	3.750%	2/5/70	20,000	15,331
Total Ground Transportation				63,061
Industrial Conglomerates — 0.2%
3M Co., Senior Notes	3.050%	4/15/30	20,000	18,289
3M Co., Senior Notes	3.700%	4/15/50	30,000	24,558
Total Industrial Conglomerates				42,847
Machinery — 0.0%††
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	10,000	8,824	(a)
Passenger Airlines — 0.8%
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	40,000	38,580	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Senior Secured Notes	6.500%	6/20/27	25,500	25,418	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	22,000	22,055	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	140,000	126,630	(a)
Total Passenger Airlines				212,683
Trading Companies & Distributors — 0.4%
Air Lease Corp., Senior Notes	3.375%	7/1/25	40,000	38,107
Air Lease Corp., Senior Notes	5.300%	2/1/28	20,000	19,741
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	60,000	52,580	(a)
Total Trading Companies & Distributors				110,428
Total Industrials				773,941
Information Technology — 0.8%
Semiconductors & Semiconductor Equipment — 0.5%
Broadcom Inc., Senior Notes	3.137%	11/15/35	60,000	46,144	(a)
Intel Corp., Senior Notes	4.750%	3/25/50	10,000	9,175
Intel Corp., Senior Notes	3.050%	8/12/51	10,000	6,828
Micron Technology Inc., Senior Notes	5.875%	2/9/33	20,000	20,221
NVIDIA Corp., Senior Notes	3.500%	4/1/40	20,000	17,172
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	20,000	18,982
Total Semiconductors & Semiconductor Equipment				118,522
Software — 0.3%
Oracle Corp., Senior Notes	1.650%	3/25/26	40,000	36,748
Oracle Corp., Senior Notes	4.650%	5/6/30	10,000	9,737

See Notes to Financial Statements.

34	Western Asset ETFs 2023 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Software — continued
Oracle Corp., Senior Notes	2.875%	3/25/31	30,000	$25,671
Workday Inc., Senior Notes	3.700%	4/1/29	20,000	18,748
Total Software				90,904
Total Information Technology				209,426
Materials — 1.6%
Metals & Mining — 1.2%
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	200,000	189,938	(a)
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	10,000	10,530
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	10,000	10,128
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	20,000	18,891
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	45,000	42,092
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	10,000	9,892	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	10,000	9,629	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	30,000	28,325	(a)
Total Metals & Mining				319,425
Paper & Forest Products — 0.4%
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	130,000	106,375
Total Materials				425,800
Utilities — 0.5%
Electric Utilities — 0.5%
American Transmission Systems Inc., Senior Notes	2.650%	1/15/32	130,000	109,452	(a)
Duke Energy Ohio Inc., Secured Bonds	3.650%	2/1/29	20,000	18,943
Total Utilities				128,395
Total Corporate Bonds & Notes (Cost — $10,029,898)				9,088,136
Mortgage-Backed Securities — 31.4%
FHLMC — 7.8%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/1/38-1/1/48	201,320	191,160
Federal Home Loan Mortgage Corp. (FHLMC)	1.500%	10/1/41	35,886	29,444
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	5/1/47-7/1/49	74,291	74,020
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	11/1/49	96,721	97,804
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	7/1/50-4/1/52	257,643	224,895	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	12/1/50-12/1/51	1,241,200	1,077,068
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	11/1/51	92,885	76,907
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.619%)	2.877%	11/1/47	59,515	57,609	(d)
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.621%)	3.097%	2/1/50	71,388	69,052	(d)
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.628%)	3.007%	11/1/48	133,135	127,308	(d)
Total FHLMC				2,025,267
FNMA — 15.5%
Federal National Mortgage Association (FNMA)	3.160%	5/1/29	9,485	8,941
Federal National Mortgage Association (FNMA)	2.930%	6/1/30	18,943	17,709
Federal National Mortgage Association (FNMA)	2.149%	2/1/32	19,915	16,934	(d)

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	35

Schedules of investments (cont’d)

March 31, 2023

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.500%	12/1/34-6/1/49	420,373	$397,964
Federal National Mortgage Association (FNMA)	2.790%	1/1/35	49,174	43,044	(d)
Federal National Mortgage Association (FNMA)	3.000%	7/1/35-2/1/52	581,877	532,058
Federal National Mortgage Association (FNMA)	2.500%	9/1/36-7/1/61	333,429	289,490
Federal National Mortgage Association (FNMA)	2.000%	3/1/41	168,322	144,574
Federal National Mortgage Association (FNMA)	4.500%	2/1/48-1/1/59	65,158	64,383
Federal National Mortgage Association (FNMA)	4.000%	9/1/48-1/1/49	393,305	382,415
Federal National Mortgage Association (FNMA)	2.000%	4/1/52	300,000	247,996	(f)
Federal National Mortgage Association (FNMA)	2.500%	4/1/52	500,000	430,938	(f)
Federal National Mortgage Association (FNMA)	3.500%	4/1/52	300,000	278,754	(f)
Federal National Mortgage Association (FNMA)	4.000%	4/1/52	300,000	286,923	(f)
Federal National Mortgage Association (FNMA)	4.500%	4/1/52	500,000	489,898	(f)
Federal National Mortgage Association (FNMA)	5.500%	4/1/52	200,000	202,020	(f)
Federal National Mortgage Association (FNMA)	6.000%	4/1/52	100,000	102,066	(f)
Federal National Mortgage Association (FNMA)	6.500%	4/1/52	100,000	103,109	(f)
Total FNMA				4,039,216
GNMA — 8.1%
Government National Mortgage Association (GNMA)	3.000%	10/15/42	45,452	42,310
Government National Mortgage Association (GNMA) II	3.500%	2/20/46-4/20/52	392,708	371,155
Government National Mortgage Association (GNMA) II	4.500%	4/20/48-4/20/50	172,143	171,456
Government National Mortgage Association (GNMA) II	5.000%	11/20/48	25,074	25,482
Government National Mortgage Association (GNMA) II	3.000%	1/20/50-2/20/50	484,775	441,551
Government National Mortgage Association (GNMA) II	4.000%	4/20/50	34,337	33,317
Government National Mortgage Association (GNMA) II	2.500%	3/20/51-12/20/51	688,731	606,827
Government National Mortgage Association (GNMA) II	5.000%	4/1/52	100,000	100,125	(f)
Government National Mortgage Association (GNMA) II	5.500%	4/1/52	300,000	303,392	(f)
Total GNMA				2,095,615
Total Mortgage-Backed Securities (Cost — $8,392,907)				8,160,098
Collateralized Mortgage Obligations(g) — 11.5%
Alternative Loan Trust, 2005-81 A1 (1 mo. USD LIBOR + 0.560%)	5.405%	2/25/37	131,972	106,410	(d)
BANK, 2023-BNK45 A5	5.203%	2/15/56	100,000	99,805
BLP Commercial Mortgage Trust, 2023-IND A (1 mo. Term SOFR + 1.692%)	6.519%	3/15/40	100,000	98,904	(a)(d)
BWAY Mortgage Trust, 2015-1740 E	4.450%	1/10/35	500,000	300,000	(a)(d)
BX Trust, 2021-RISE A (1 mo. USD LIBOR + 0.748%)	5.432%	11/15/36	100,000	95,968	(a)(d)
BX Trust, 2022-PSB A (1 mo. Term SOFR + 2.451%)	7.278%	8/15/39	108,742	108,199	(a)(d)
CSMC Trust, 2021-NQM6 A3	1.585%	7/25/66	193,735	152,428	(a)(d)
Deephaven Residential Mortgage Trust, 2022-1 A2	2.961%	1/25/67	240,000	186,064	(a)(d)

See Notes to Financial Statements.

36	Western Asset ETFs 2023 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(g) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K-153 X1, IO	0.440%	12/25/32	3,000,000	$113,539	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 IK, IO	2.500%	9/25/50	68,587	9,976
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 JI, IO	2.500%	9/25/50	81,309	12,674
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5018 MI, IO	2.000%	10/25/50	85,658	11,500
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5140 NI, IO	2.500%	5/25/49	90,886	12,542
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA3 M1A (30 Day Average SOFR + 2.000%)	6.560%	4/25/42	87,679	87,679	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	9.245%	1/25/24	39,142	40,021	(d)
Federal National Mortgage Association (FNMA) — CAS, 2014-C02 1M2 (1 mo. USD LIBOR + 2.600%)	7.445%	5/25/24	83,971	84,492	(d)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	9.845%	7/25/25	16,554	17,308	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1M2 (1 mo. USD LIBOR + 2.100%)	6.945%	10/25/39	21,508	21,574	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2022-R07 1M1 (30 Day Average SOFR + 2.950%)	7.518%	6/25/42	93,209	94,900	(a)(d)
Federal National Mortgage Association (FNMA) ACES, 2018-M9 APT2	3.106%	4/25/28	82,729	78,676	(d)
Federal National Mortgage Association (FNMA) REMIC, 2020-74 EI, IO	2.500%	10/25/50	77,326	12,652
Federal National Mortgage Association (FNMA) REMIC, 2020-89 DI, IO	2.500%	12/25/50	232,238	33,642
Federal National Mortgage Association (FNMA) REMIC, 2021-1 IG, IO	2.500%	2/25/51	172,344	28,125
Government National Mortgage Association (GNMA), 2013-50 IO, IO	0.064%	10/16/48	4,593,825	6,190	(d)
Government National Mortgage Association (GNMA), 2014-17 AM	3.537%	6/16/48	47,342	45,507	(d)
Government National Mortgage Association (GNMA), 2016-14 H	2.850%	3/16/57	257,299	228,170
Government National Mortgage Association (GNMA), 2020-103 AD	1.450%	1/16/63	59,022	46,788
Government National Mortgage Association (GNMA), 2020-123 NI, IO	2.500%	8/20/50	79,550	11,015
Government National Mortgage Association (GNMA), 2020-160 YI, IO	2.500%	10/20/50	164,341	22,044
Government National Mortgage Association (GNMA), 2020-181 WI, IO	2.000%	12/20/50	388,188	42,264
Government National Mortgage Association (GNMA), 2020-H13 FM (1 mo. USD LIBOR + 0.400%)	4.966%	8/20/70	156,627	155,162	(d)
Government National Mortgage Association (GNMA), 2022-3 IO, IO	0.640%	2/16/61	97,865	5,584	(d)
Government National Mortgage Association (GNMA), 2022-63 LM	3.500%	10/20/50	100,000	86,947
GS Mortgage Securities Corp. Trust, 2018-SRP5 C (1 mo. USD LIBOR + 4.250%)	8.934%	9/15/31	362,381	82,442	(a)(d)
Impac CMB Trust, 2005-7 A1 (1 mo. USD LIBOR + 0.520%)	5.365%	11/25/35	123,798	106,725	(d)
IndyMac INDX Mortgage Loan Trust, 2005-AR10 A1 (1 mo. USD LIBOR + 0.520%)	5.365%	6/25/35	167,562	127,947	(d)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2A1A (1 mo. USD LIBOR + 0.580%)	5.425%	7/25/45	45,915	41,291	(d)
Wells Fargo Commercial Mortgage Trust, 2017-C38 A4	3.190%	7/15/50	106,181	97,837
Wells Fargo Commercial Mortgage Trust, 2017-C41 B	4.188%	11/15/50	70,000	62,687	(d)
Total Collateralized Mortgage Obligations (Cost — $3,798,368)				2,975,678
Sovereign Bonds — 10.4%
Argentina — 0.2%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	4,443	1,243

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	37

Schedules of investments (cont’d)

March 31, 2023

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Argentina — continued
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23, 0.750% to 7/9/27 then 1.750%)	0.500%	7/9/30	125,500		$36,355
Provincia de Buenos Aires/Government Bonds, Senior Notes, Step Bond (5.250% to 9/1/23, 6.375% to 9/1/24 then 6.625%)	5.250%	9/1/37	18,600		6,520	(a)
Total Argentina					44,118
Brazil — 2.3%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	1,684,000	BRL	311,851
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	350,000		274,696
Total Brazil					586,547
Colombia — 0.9%
Colombia Government International Bond, Senior Notes	5.000%	6/15/45	330,000		230,247
Indonesia — 2.4%
Indonesia Treasury Bond	6.500%	2/15/31	8,109,000,000	IDR	537,013
Indonesia Treasury Bond	6.375%	4/15/32	959,000,000	IDR	62,530
Indonesia Treasury Bond	7.500%	6/15/35	330,000,000	IDR	22,921
Total Indonesia					622,464
Mexico — 3.6%
Mexican Bonos, Senior Notes	7.750%	11/13/42	14,030,000	MXN	677,420
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	310,000		262,877
Total Mexico					940,297
Russia — 0.1%
Russian Federal Bond — OFZ	6.000%	10/6/27	1,190,000	RUB	766	*(h)(i)
Russian Federal Bond — OFZ	7.650%	4/10/30	34,430,000	RUB	22,156	*(h)(i)
Russian Federal Bond — OFZ	7.250%	5/10/34	240,000	RUB	154	*(h)(i)
Total Russia					23,076
South Africa — 0.9%
Republic of South Africa Government Bond, Senior Notes	6.250%	3/31/36	6,310,000	ZAR	238,636
Total Sovereign Bonds (Cost — $3,596,337)					2,685,385
Asset-Backed Securities — 8.2%
Allegany Park CLO Ltd., 2019-1A CR (3 mo. Term SOFR + 2.050%)	6.689%	1/20/35	250,000		230,536	(a)(d)
ECMC Group Student Loan Trust, 2020-2A A (1 mo. USD LIBOR + 1.150%)	5.995%	11/25/69	131,132		129,418	(a)(d)
Grippen Park CLO Ltd., 2017-1A E (3 mo. USD LIBOR + 5.700%)	10.508%	1/20/30	250,000		214,801	(a)(d)
Halsey Point CLO Ltd., 2019-1A E (3 mo. USD LIBOR + 7.700%)	12.508%	1/20/33	300,000		283,302	(a)(d)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	127,114		101,283	(a)
Loanpal Solar Loan Ltd., 2021-2GS A	2.220%	3/20/48	232,162		182,244	(a)
MF1 LLC, 2022-FL10 A (1 mo. Term SOFR + 2.635%)	7.391%	9/17/37	100,000		100,426	(a)(d)
Morgan Stanley ABS Capital Inc. Trust, 2004-NC7 M1 (1 mo. USD LIBOR + 0.855%)	5.700%	7/25/34	60,816		55,648	(d)
Morgan Stanley ABS Capital Inc. Trust, 2004-NC8 M1 (1 mo. USD LIBOR + 0.915%)	5.760%	9/25/34	148,084		138,114	(d)
NADG NNN Operating LP, 2019-1 A	3.368%	12/28/49	146,235		137,376	(a)
Nelnet Student Loan Trust, 2013-1A A (1 mo. USD LIBOR + 0.600%)	5.445%	6/25/41	39,918		39,109	(a)(d)
Sierra Timeshare Receivables Funding LLC, 2021-2A A	1.350%	9/20/38	98,729		90,976	(a)
SMB Private Education Loan Trust, 2018-C A2A	3.630%	11/15/35	54,694		52,351	(a)
SMB Private Education Loan Trust, 2018-C A2B (1 mo. USD LIBOR + 0.750%)	5.434%	11/15/35	114,902		112,267	(a)(d)
SMB Private Education Loan Trust, 2019-B A2B (1 mo. USD LIBOR + 1.000%)	5.684%	6/15/37	54,688		53,462	(a)(d)

See Notes to Financial Statements.

38	Western Asset ETFs 2023 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Structured Asset Investment Loan Trust, 2005-HE1 M2 (1 mo. USD LIBOR + 0.720%)	5.565%	7/25/35	210,921	$195,539	(d)
United States Small Business Administration, 2019-20D 1	2.980%	4/1/39	21,293	19,857
Total Asset-Backed Securities (Cost — $2,324,969)				2,136,709
Senior Loans — 2.8%
Communication Services — 0.5%
Entertainment — 0.2%
UFC Holdings LLC, Term Loan B3 (3 mo. USD LIBOR + 2.750%)	7.570%	4/29/26	49,981	49,660	(d)(j)(k)
Media — 0.3%
Nexstar Media Inc., Term Loan B4 (1 mo. USD LIBOR + 2.500%)	7.340%	9/18/26	50,324	50,148	(d)(j)(k)
Virgin Media Bristol LLC, Term Loan Facility Q (1 mo. USD LIBOR + 3.250%)	7.934%	1/31/29	20,000	19,753	(d)(j)(k)
Total Media				69,901
Total Communication Services				119,561
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.0%††
Caesars Entertainment, Inc., Term Loan B, Tranche B (1 mo. Term SOFR + 3.350%)	8.157%	2/6/30	10,000	9,936	(d)(j)(k)
Specialty Retail — 0.2%
Harbor Freight Tools USA Inc., 2021 Refinancing Term Loan (1 mo. USD LIBOR + 2.750%)	7.590%	10/19/27	55,645	53,795	(d)(j)(k)
Total Consumer Discretionary				63,731
Consumer Staples — 0.1%
Household Products — 0.1%
Energizer Holdings Inc., Term Loan (1 mo. Term SOFR + 2.364%)	7.116%	12/22/27	16,189	16,028	(d)(j)(k)
Financials — 0.4%
Financial Services — 0.2%
Castlelake Aviation One Designated Activity Co., Initial Term Loan (3 mo. USD LIBOR + 2.750%)	7.616%	10/22/26	18,830	18,624	(d)(j)(k)
Citadel Securities LP, 2021 Term Loan (1 mo. Term SOFR + 2.614%)	7.422%	2/2/28	31,499	31,165	(d)(j)(k)
Total Financial Services				49,789
Insurance — 0.0%††
AmWINS Group Inc., 2023 Incremental Term Loan (1 mo. Term SOFR + 2.850%)	7.657%	2/19/28	9,975	9,913	(d)(j)(k)
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Apollo Commercial Real Estate Finance Inc., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	7.590%	5/15/26	55,843	48,304	(d)(j)(k)
Total Financials				108,006
Health Care — 0.4%
Health Care Providers & Services — 0.4%
Global Medical Response Inc., 2020 Term Loan (3 mo. USD LIBOR + 4.250%)	9.236%	10/2/25	87,975	61,290	(d)(j)(k)
Sotera Health Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.750%)	7.575%	12/11/26	50,000	48,062	(d)(j)(k)
Total Health Care				109,352
Industrials — 0.9%
Building Products — 0.1%
Quikrete Holdings Inc., Fourth Amendment Term Loan B1 (1 mo. USD LIBOR + 3.000%)	7.840%	3/19/29	19,950	19,682	(d)(j)(k)

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	39

Schedules of investments (cont’d)

March 31, 2023

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 0.4%
Ali Group North America Co., Initial Term Loan B (1 mo. Term SOFR + 2.114%)	6.922%	7/30/29	43,000	$42,312	(d)(j)(k)
Mister Car Wash Holdings Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 3.000%)	7.990%	5/14/26	51,586	51,207	(d)(j)(k)
Total Commercial Services & Supplies				93,519
Construction & Engineering — 0.1%
KKR Apple Bidco LLC, Initial Term Loan (1 mo. USD LIBOR + 2.750%)	7.590%	9/22/28	39,899	39,436	(d)(j)(k)
Passenger Airlines — 0.3%
Air Canada, Term Loan (3 mo. USD LIBOR + 3.500%)	8.369%	8/11/28	39,700	39,539	(d)(j)(k)
Delta Air Lines Inc., Initial Term Loan (3 mo. USD LIBOR + 3.750%)	8.558%	10/20/27	47,500	49,157	(d)(j)(k)
Total Passenger Airlines				88,696
Total Industrials				241,333
Information Technology — 0.3%
Electronic Equipment, Instruments & Components — 0.2%
II-VI Inc., Term Loan B (1 mo. Term SOFR + 2.864%)	7.672%	7/2/29	47,786	47,248	(d)(j)(k)
Software — 0.1%
Cloudera Inc., Term Loan (1 mo. Term SOFR + 3.850%)	8.657%	10/8/28	35,600	33,909	(d)(j)(k)
Total Information Technology				81,157
Total Senior Loans (Cost — $776,747)				739,168
U.S. Treasury Inflation Protected Securities — 1.5%
U.S. Treasury Notes, Inflation Indexed (Cost—$378,928)	1.125%	1/15/33	380,000	380,555
U.S. Government & Agency Obligations — 1.0%
U.S. Government Obligations — 1.0%
U.S. Treasury Bonds	3.625%	8/15/43	30,000	29,119
U.S. Treasury Bonds	3.000%	8/15/52	270,000	237,178
Total U.S. Government & Agency Obligations (Cost — $274,607)				266,297

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.6%
Exchange-Traded Purchased Options — 0.5%
3-Month SOFR Futures, Call @ $95.500	6/16/23	22	55,000	7,563
SOFR 1-Year Mid-Curve Futures, Call @ $96.500	4/14/23	89	222,500	30,594
SOFR 1-Year Mid-Curve Futures, Put @ $95.000	6/16/23	49	122,500	2,450
SOFR 1-Year Mid-Curve Futures, Put @ $95.250	6/16/23	96	240,000	8,400
SOFR 1-Year Mid-Curve Futures, Put @ $95.500	6/16/23	46	115,000	7,187
SOFR 1-Year Mid-Curve Futures, Put @ $95.880	12/15/23	6	15,000	2,588
SOFR 1-Year Mid-Curve Futures, Put @ $96.000	12/15/23	14	35,000	7,175
U.S. Treasury 5-Year Notes Futures, Call @ $109.750	4/21/23	11	11,000	6,789
U.S. Treasury 5-Year Notes Futures, Call @ $110.250	4/21/23	27	27,000	12,234
U.S. Treasury 5-Year Notes Futures, Call @ $111.250	4/21/23	9	9,000	2,180
U.S. Treasury 5-Year Notes Futures, Put @ $108.500	4/7/23	44	44,000	4,469
U.S. Treasury 5-Year Notes Futures, Put @ $108.250	4/21/23	11	11,000	2,234
U.S. Treasury 5-Year Notes Futures, Put @ $108.750	4/21/23	27	27,000	9,492

See Notes to Financial Statements.

40	Western Asset ETFs 2023 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security		Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 5-Year Notes Futures, Put @ $110.000		4/21/23	20	20,000	$20,469
U.S. Treasury 10-Year Notes Futures, Put @ $113.000		4/21/23	9	9,000	2,250
Total Exchange-Traded Purchased Options (Cost — $247,972)					126,074

	Counterparty
OTC Purchased Options — 0.1%
Credit default swaption to sell protection on Markit CDX.NA.IG.39 Index, Put @ 80.000bps	Goldman Sachs Group Inc.	4/19/23	1,600,000	1,600,000	1,150
Interest rate swaption, Call @ 310.000bps	Morgan Stanley & Co. Inc.	8/29/23	615,000	615,000	14,934
U.S. Dollar/Euro, Put @ $1.100	BNP Paribas SA	5/31/23	520,000	520,000	5,159
Total OTC Purchased Options (Cost — $18,854)					21,243
Total Purchased Options (Cost — $266,826)					147,317
Total Investments before Short-Term Investments (Cost — $29,839,587)					26,579,343

		Rate		Shares
Short-Term Investments — 1.1%
BNY Mellon Cash Reserve Fund (Cost — $276,367)		2.200%		276,367	276,367	(l)
Total Investments — 103.5% (Cost — $30,115,954)					26,855,710
Liabilities in Excess of Other Assets — (3.5)%					(909,112)
Total Net Assets — 100.0%					$25,946,598

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Securities traded on a when-issued or delayed delivery basis.

(f)	This security is traded on a to-be-announced (“TBA”) basis. At March 31, 2023, the Fund held TBA securities with a total cost of $2,448,101.

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	The coupon payment on this security is currently in default as of March 31, 2023.

(i)	Security is valued using significant unobservable inputs (Note 1).

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	41

Schedules of investments (cont’d)

March 31, 2023

Western Asset Total Return ETF

bps	— basis point spread (100 basis points = 1.00%)

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

ZAR	— South African Rand

At March 31, 2023, the Fund had the following written options contracts:
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
3-Month SOFR Futures, Call	6/16/23	$96.000	22	$55,000	$(4,675)
3-Month SOFR Futures, Call	9/15/23	98.250	71	177,500	(8,431)
3-Month SOFR Futures, Call	9/15/23	98.750	215	537,500	(16,125)
3-Month SOFR Futures, Call	6/14/24	96.250	47	117,500	(91,944)
3-Month SOFR Futures, Call	6/14/24	97.500	95	237,500	(83,719)
3-Month SOFR Futures, Put	12/15/23	94.250	145	362,500	(24,469)
3-Month SOFR Futures, Put	6/14/24	94.500	46	115,000	(12,650)
SOFR 1-Year Mid-Curve Futures, Call	6/16/23	97.000	42	105,000	(19,687)
SOFR 1-Year Mid-Curve Futures, Put	6/16/23	94.000	49	122,500	(306)
SOFR 1-Year Mid-Curve Futures, Put	6/16/23	94.250	96	240,000	(600)
SOFR 1-Year Mid-Curve Futures, Put	12/15/23	95.250	12	30,000	(2,175)
SOFR 1-Year Mid-Curve Futures, Put	12/15/23	95.380	28	70,000	(5,950)
U.S. Treasury 5-Year Notes Futures, Call	5/26/23	110.000	7	7,000	(6,234)
U.S. Treasury 5-Year Notes Futures, Call	5/26/23	110.500	18	18,000	(13,078)
U.S. Treasury 5-Year Notes Futures, Put	4/7/23	107.500	44	44,000	(688)
U.S. Treasury 5-Year Notes Futures, Put	5/26/23	107.750	40	40,000	(14,062)
U.S. Treasury 5-Year Notes Futures, Put	5/26/23	108.000	7	7,000	(2,953)
U.S. Treasury 5-Year Notes Futures, Put	5/26/23	108.500	18	18,000	(10,828)
U.S. Treasury 10-Year Notes Futures, Call	5/26/23	117.000	5	5,000	(3,750)
U.S. Treasury 10-Year Notes Futures, Put	5/26/23	110.000	18	18,000	(2,813)
Total Exchange-Traded Written Options (Premiums received — $411,845)					$(325,137)

OTC Written Options
	Counterparty
Credit default swaption to sell protection on Markit CDX.NA.IG.39 Index, Put	Goldman Sachs Group Inc.	4/19/23	95.000	bps	3,200,000	$3,200,000	‡	$(541)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	8/29/23	410.000	bps	615,000	615,000		(2,138)
U.S. Dollar/Euro, Put	BNP Paribas SA	5/31/23	$1.120		1,040,000	1,040,000		(3,324)
Total OTC Written Options (Premiums received — $17,525)								$(6,003)
Total Written Options (Premiums received — $429,370)								$(331,140)

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

See Notes to Financial Statements.

42	Western Asset ETFs 2023 Annual Report

Western Asset Total Return ETF

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

SOFR	— Secured Overnight Financing Rate

At March 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	2	9/23	$482,804	$475,625	$(7,179)
3-Month SOFR	18	9/23	4,332,188	4,292,775	(39,413)
3-Month SOFR	3	12/25	722,894	727,988	5,094
Australian 10-Year Bonds	5	6/23	398,377	411,516	13,139
Euro-Bobl	2	6/23	250,525	256,142	5,617
Euro-OAT	2	6/23	273,543	282,977	9,434
U.S. Treasury 5-Year Notes	80	6/23	8,756,131	8,760,625	4,494
U.S. Treasury Long-Term Bonds	23	6/23	2,894,110	3,016,594	122,484
U.S. Treasury Ultra Long-Term Bonds	24	6/23	3,323,720	3,386,999	63,279
					176,949
Contracts to Sell:
3-Month SOFR	5	12/23	1,194,044	1,196,250	(2,206)
3-Month SOFR	23	12/24	5,534,102	5,570,313	(36,211)
U.S. Treasury 2-Year Notes	99	6/23	20,222,372	20,438,860	(216,488)
U.S. Treasury 10-Year Notes	46	6/23	5,332,692	5,286,406	46,286
U.S. Treasury Ultra 10-Year Notes	4	6/23	468,224	484,562	(16,338)
					(224,957)
Net unrealized depreciation on open futures contracts					$(48,008)

Abbreviation(s) used in this table:

Bobl	— Bundesobligation (Medium-term German Federal Government Bond)

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

SOFR	— Secured Overnight Financing Rate

At March 31, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	528,860	USD	572,449	BNP Paribas SA	4/18/23	$2,711
USD	8,771	EUR	8,200	BNP Paribas SA	4/18/23	(146)
USD	20,573	EUR	19,375	BNP Paribas SA	4/18/23	(498)
USD	25,573	EUR	23,699	BNP Paribas SA	4/18/23	(201)
USD	383,316	EUR	358,000	BNP Paribas SA	4/18/23	(6,026)
USD	384,726	EUR	359,820	BNP Paribas SA	4/18/23	(6,595)
IDR	449,093,545	USD	29,333	Goldman Sachs Group Inc.	4/18/23	603
JPY	1,289,000	USD	9,706	Goldman Sachs Group Inc.	4/18/23	8
JPY	2,180,469	USD	16,102	Goldman Sachs Group Inc.	4/18/23	329
JPY	11,690,000	USD	86,482	Goldman Sachs Group Inc.	4/18/23	1,612
JPY	11,710,000	USD	86,479	Goldman Sachs Group Inc.	4/18/23	1,766
JPY	11,710,000	USD	86,567	Goldman Sachs Group Inc.	4/18/23	1,678
JPY	11,720,000	USD	86,491	Goldman Sachs Group Inc.	4/18/23	1,829
JPY	31,465,766	USD	240,591	Goldman Sachs Group Inc.	4/18/23	(3,470)
MXN	3,103,931	USD	170,675	Goldman Sachs Group Inc.	4/18/23	632

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	43

Schedules of investments (cont’d)

March 31, 2023

Western Asset Total Return ETF

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	38,431	JPY	5,078,740	Goldman Sachs Group Inc.	4/18/23	$158
USD	88,148	JPY	11,688,630	Goldman Sachs Group Inc.	4/18/23	65
USD	88,404	JPY	11,700,000	Goldman Sachs Group Inc.	4/18/23	234
USD	266,107	JPY	35,120,000	Goldman Sachs Group Inc.	4/18/23	1,448
USD	838,146	MXN	16,590,263	Goldman Sachs Group Inc.	4/18/23	(77,474)
CAD	47,302	USD	35,177	JPMorgan Chase & Co.	4/18/23	(216)
CAD	334,627	USD	250,554	JPMorgan Chase & Co.	4/18/23	(3,230)
IDR	449,705,259	USD	29,160	JPMorgan Chase & Co.	4/18/23	817
IDR	1,814,630,800	USD	120,565	JPMorgan Chase & Co.	4/18/23	396
INR	2,013,341	USD	24,199	JPMorgan Chase & Co.	4/18/23	271
INR	16,088,345	USD	193,161	JPMorgan Chase & Co.	4/18/23	2,371
JPY	4,195,044	USD	31,889	JPMorgan Chase & Co.	4/18/23	(276)
MXN	889,708	USD	48,630	JPMorgan Chase & Co.	4/18/23	473
NZD	197,521	USD	123,598	JPMorgan Chase & Co.	4/18/23	(16)
USD	12,874	CAD	17,626	JPMorgan Chase & Co.	4/18/23	(153)
USD	45,512	CAD	61,813	JPMorgan Chase & Co.	4/18/23	(174)
USD	91,663	CAD	123,468	JPMorgan Chase & Co.	4/18/23	408
USD	281,232	CNH	1,924,991	JPMorgan Chase & Co.	4/18/23	524
USD	61,234	IDR	933,446,794	JPMorgan Chase & Co.	4/18/23	(989)
USD	528,650	IDR	8,260,818,507	JPMorgan Chase & Co.	4/18/23	(22,008)
USD	12,842	INR	1,064,238	JPMorgan Chase & Co.	4/18/23	(92)
USD	45,288	INR	3,727,662	JPMorgan Chase & Co.	4/18/23	(17)
USD	26,874	NZD	43,173	JPMorgan Chase & Co.	4/18/23	(138)
AUD	61,353	USD	42,228	Morgan Stanley & Co. Inc.	4/18/23	(1,110)
AUD	387,202	USD	269,982	Morgan Stanley & Co. Inc.	4/18/23	(10,485)
EUR	655,552	NOK	3,686,235	Morgan Stanley & Co. Inc.	4/18/23	22,841
MXN	884,247	USD	46,991	Morgan Stanley & Co. Inc.	4/18/23	1,811
NOK	5,480,555	USD	549,969	Morgan Stanley & Co. Inc.	4/18/23	(26,231)
USD	14,620	AUD	22,102	Morgan Stanley & Co. Inc.	4/18/23	(192)
USD	15,898	AUD	23,860	Morgan Stanley & Co. Inc.	4/18/23	(93)
USD	45,562	AUD	66,000	Morgan Stanley & Co. Inc.	4/18/23	1,330
USD	45,766	AUD	66,686	Morgan Stanley & Co. Inc.	4/18/23	1,074
USD	55,115	AUD	82,411	Morgan Stanley & Co. Inc.	4/18/23	(116)
USD	98,671	EUR	91,006	Morgan Stanley & Co. Inc.	4/18/23	(303)
USD	51,021	GBP	41,771	Morgan Stanley & Co. Inc.	4/18/23	(646)
USD	35,557	JPY	4,835,605	Morgan Stanley & Co. Inc.	4/18/23	(884)
Net unrealized depreciation on open forward foreign currency contracts						$(116,390)

Abbreviation(s) used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

USD	— United States Dollar

See Notes to Financial Statements.

44	Western Asset ETFs 2023 Annual Report

Western Asset Total Return ETF

At March 31, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$16,958,000	7/11/24	Daily SOFR annually	1.323% annually	$(674,449)	$(610,665)	$(63,784)
	2,374,000	3/10/26	Daily SOFR annually	4.100% annually	37,120	(59)	37,179
	8,311,000	3/16/27	Daily SOFR annually	3.550% annually	8,975	(93,049)	102,024
	2,991,000	4/30/29	3.270% annually	Daily SOFR annually	4,739	(3,818)	8,557
	691,000	12/31/29	Daily SOFR annually	3.250% annually	2,061	(3,218)	5,279
	456,000	12/31/29	Daily SOFR annually	3.400% annually	5,298	772	4,526
	583,000	3/18/32	2.000% annually	Daily SOFR annually	54,332	4,234	50,098
	2,370,000	5/15/32	3.220% annually	Daily SOFR annually	(2,754)	(9,264)	6,510
	1,530,000	7/11/32	1.800% annually	Daily SOFR annually	171,214	—	171,214
	522,000	3/10/34	3.400% annually	Daily SOFR annually	(15,462)	—	(15,462)
	653,000	2/15/48	2.600% annually	Daily SOFR annually	51,974	43,933	8,041
	139,000	2/15/48	3.050% annually	Daily SOFR annually	320	4,199	(3,879)
	780,000	7/11/52	1.780% annually	Daily SOFR annually	179,060	—	179,060
Total	$38,358,000				$(177,572)	$(666,935)	$489,363

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at March 31, 2023[3]	Periodic Payments Received by the Fund†		Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas SA (Volkswagen International Finance NV, 0.875%, due 1/16/23)	530,000	EUR	12/20/24	0.597%	1.000	% quarterly	$3,900	$6,734	$(2,834)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at March 31, 2023[3]	Periodic Payments Made by the Fund†		Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas SA (Daimler AG, 1.400%, due 1/12/24)	530,000	EUR	12/20/24	0.341%	1.000	% quarterly	$(6,406)	$(4,456)	$(1,950)

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	45

Schedules of investments (cont’d)

March 31, 2023

Western Asset Total Return ETF

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
MARKIT CDX.NA.IG.40 Index	$5,370,000	6/20/28	1.000% quarterly	$61,417	$43,833	$17,584
MARKIT CDX.NA.IG.40 Index	1,498,000	6/20/33	1.000% quarterly	(12,740)	(21,849)	9,109
Total	$6,868,000			$48,677	$21,984	$26,693

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
MARKIT CDX.NA.HY.40 Index	$872,000	6/20/28	5.000% quarterly	$(13,094)	$2,749	$(15,843)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

EUR	— Euro

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

46	Western Asset ETFs 2023 Annual Report

Statements of assets and liabilities

March 31, 2023

	Western Asset Short Duration Income ETF	Western Asset Total Return ETF

Assets:
Investments, at value (Cost — $22,145,990 and $30,115,954, respectively)	$20,924,536	$26,855,710
Foreign currency, at value (Cost — $3 and $216,875, respectively)	3	227,435
Interest receivable	188,485	190,641
Deposits with brokers for open futures contracts and exchange-traded options	135,670	524,161
Receivable from brokers — net variation margin on centrally cleared swap contracts	51,847	208,177
Receivable for securities sold	636	5,434,584
Deposits with brokers for centrally cleared swap contracts	—	469,190
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $0 and 131,470, respectively)	—	132,899
OTC swaps, at value (premiums received — $0 and 6,734, respectively)	—	3,900
Receivable from brokers — net variation margin on open futures contracts	—	38,500
Unrealized appreciation on forward foreign currency contracts	—	45,389
Total Assets	21,301,177	34,130,586

Liabilities:
Payable for securities purchased	18,148	7,409,915
Payable to brokers — net variation margin on open futures contracts	7,031	—
Investment management fee payable	5,432	13,112
Due to custodian	—	39,253
Interest expense payable	—	222,383
OTC swaps, at value (paid — $0 and 4,456, respectively)	—	6,406
Unrealized depreciation on forward foreign currency contracts	—	161,779
Written options, at value (premiums received — $0 and 429,370, respectively)	—	331,140
Total Liabilities	30,611	8,183,988
Total Net Assets	$21,270,566	$25,946,598

Net Assets:
Par value (Note 5)	$9	$13
Paid-in capital in excess of par value	24,951,726	55,728,545
Total distributable earnings (loss)	(3,681,169)	(29,781,960)
Total Net Assets	$21,270,566	$25,946,598

Shares Outstanding	900,000	1,250,000

Net Asset Value	$23.63	$20.76

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	47

Statements of operations

For the Year Ended March 31, 2023

	Western Asset Short Duration Income ETF	Western Asset Total Return ETF

Investment Income:
Dividends	—	$3,723
Interest	$822,893	2,167,577
Less: Foreign taxes withheld	—	(8,384)
Interest	$822,893	2,162,916

Expenses:
Investment management fee (Note 2)	74,011	249,102
Total Expenses	74,011	249,102
Less: Fee waivers and/or expense reimbursements (Note 2)	—	(20,335)
Net Expenses	74,011	228,767
Net Investment Income	748,882	1,934,149

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,900,812)	(14,366,094)
Futures contracts	327,787	(6,653,581)
Written options	—	1,698,453
Swap contracts	(32,885)	(2,285,265)
Forward foreign currency contracts	—	(962,277)
Foreign currency transactions	—	(24,837)
Net Realized Loss	(1,605,910)	(22,593,601)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	338,785	5,430,449
Futures contracts	(33,702)	2,961,103
Written options	—	1,711,370
Swap contracts	(6,477)	1,767,469
Forward foreign currency contracts	—	175,228
Foreign currencies	—	(46,978)
Change in Net Unrealized Appreciation (Depreciation)	298,606	11,998,641
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(1,307,304)	(10,594,960)
Decrease in Net Assets From Operations	$(558,422)	$(8,660,811)

See Notes to Financial Statements.

48	Western Asset ETFs 2023 Annual Report

Statements of changes in net assets

Western Asset Short Duration Income ETF

For the Year Ended March 31, 2023, the Period Ended March 31, 2022 and the Year Ended July 31, 2021	2023	2022†	2021

Operations:
Net investment income	$748,882	$273,530	$226,134
Net realized gain (loss)	(1,605,910)	(203,949)	170,730
Change in net unrealized appreciation (depreciation)	298,606	(1,736,892)	101,187
Increase (Decrease) in Net Assets From Operations	(558,422)	(1,667,311)	498,051

Distributions to Shareholders From (Note 1):
Total distributable earnings	(714,252)	(248,387)	(239,911)
Decrease in Net Assets From Distributions to Shareholders	(714,252)	(248,387)	(239,911)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (100,000, 700,000 and 450,000 shares issued, respectively)	2,357,775	17,829,137	11,830,154
Cost of shares repurchased (650,000, 0 and 0 shares repurchased, respectively)	(15,470,809)	—	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(13,113,034)	17,829,137	11,830,154
Increase (Decrease) in Net Assets	(14,385,708)	15,913,439	12,088,294

Net Assets:
Beginning of year	35,656,274	19,742,835	7,654,541
End of year	$21,270,566	$35,656,274	$19,742,835

†	For the period August 1, 2021 through March 31, 2022.

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	49

Statements of changes in net assets (cont’d)

Western Asset Total Return ETF

For the Year Ended March 31, 2023, the Period Ended March 31, 2022 and the Year Ended December 31, 2021	2023	2022†	2021

Operations:
Net investment income	$1,934,149	$757,220	$3,121,836
Net realized loss	(22,593,601)	(2,751,350)	(754,616)
Change in net unrealized appreciation (depreciation)	11,998,641	(13,278,068)	(6,750,555)
Decrease in Net Assets From Operations	(8,660,811)	(15,272,198)	(4,383,335)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(1,370,753)	(627,413)	(5,351,211)
Decrease in Net Assets From Distributions to Shareholders	(1,370,753)	(627,413)	(5,351,211)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (350,000, 300,000 and 550,000 shares issued, respectively)	7,396,270	6,990,864	15,044,884
Cost of shares repurchased (4,050,000, 100,000 and 800,000 shares repurchased, respectively)	(84,693,784)	(2,382,634)	(21,685,482)
Increase (Decrease) in Net Assets From Fund Share Transactions	(77,297,514)	4,608,230	(6,640,598)
Decrease in Net Assets	(87,329,078)	(11,291,381)	(16,375,144)

Net Assets:
Beginning of year	113,275,676	124,567,057	140,942,201
End of year	$25,946,598	$113,275,676	$124,567,057

†	For the period January 1, 2022 through March 31, 2022.

See Notes to Financial Statements.

50	Western Asset ETFs 2023 Annual Report

Financial highlights

Western Asset Short Duration Income ETF

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2023[1]	2022[1,2]	2021[1,3]	2020[1,3]	2019[1,4]

Net asset value, beginning of year	$24.59	$26.32	$25.52	$25.80	$25.00

Income (loss) from operations:
Net investment income	0.70	0.29	0.63	0.97	0.48
Net realized and unrealized gain (loss)	(0.99)	(1.74)	0.90	(0.10) [5]	0.72
Total income (loss) from operations	(0.29)	(1.45)	1.53	0.87	1.20

Less distributions from:
Net investment income	(0.67)	(0.28)	(0.73)	(1.04)	(0.40)
Net realized gains	—	—	—	(0.11)	—
Total distributions	(0.67)	(0.28)	(0.73)	(1.15)	(0.40)

Net asset value, end of year	$23.63	$24.59	$26.32	$25.52	$25.80
Total return, based on NAV[6]	(1.16)%	(5.55)%	6.06%	3.52%	4.82%

Net assets, end of year (000s)	$21,271	$35,656	$19,743	$7,655	$25,801

Ratios to average net assets:
Gross expenses	0.29%	0.29%[7]	0.29%	0.29%	0.29%[7]
Net expenses	0.29	0.29 [7]	0.29	0.29	0.29 [7]
Net investment income	2.93	1.69 [7]	2.42	3.85	3.99 [7]

Portfolio turnover rate[8]	53%	28%	65%	72%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2021 through March 31, 2022.

[3]	For the year ended July 31.

[4]	For the period February 7, 2019 (inception date) to July 31, 2019.

[5]

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund Shares in relation to fluctuating market values of the investments of the Fund.

[6]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

Western Asset ETFs 2023 Annual Report	51

Financial highlights (cont’d)

Western Asset Total Return ETF

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2023[1]	2022[1,2]	2021[1,3]	2020[1,3]	2019[1,3]	2018[1,4]

Net asset value, beginning of year	$22.88	$26.22	$28.19	$26.88	$25.16	$25.00

Income (loss) from operations:
Net investment income	0.80	0.16	0.66	0.61	0.82	0.20
Net realized and unrealized gain (loss)	(2.47)	(3.37)	(1.49)	2.07	2.45	0.10
Total income (loss) from operations	(1.67)	(3.21)	(0.83)	2.68	3.27	0.30

Less distributions from:
Net investment income	(0.45)	(0.13)	(0.87)	(0.84)	(0.90)	(0.14)
Net realized gains	—	—	(0.27)	(0.53)	(0.65)	—
Total distributions	(0.45)	(0.13)	(1.14)	(1.37)	(1.55)	(0.14)

Net asset value, end of year	$20.76	$22.88	$26.22	$28.19	$26.88	$25.16
Total return, based on NAV[5]	(7.31)%	(12.28)%	(2.98)%	10.12%	13.19%	1.19%

Net assets, end of year (000s)	$25,947	$113,276	$124,567	$140,942	$107,525	$25,162

Ratios to average net assets:
Gross expenses[6]	0.49%	0.49%[7]	0.49%	0.49%	0.49%	0.49%[7]
Net expenses[6,8]	0.45	0.45 [7]	0.45	0.45	0.45	0.45 [7]
Net investment income	3.80	2.62 [7]	2.43	2.19	3.09	3.33 [7]

Portfolio turnover rate[9]	46%	10%	65%	115%	80%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2022 through March 31, 2022.

[3]	For the Year Ended December 31.

[4]	For the period October 3, 2018 (inception date) to December 31, 2018.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement, to the average net assets did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to July 31, 2023 without the Board of Trustees’ consent.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar rolls transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the years ended March 31, 2023, 16% for the period ended March 31, 2022 and 103%, 193%, 285% and 97% for the years ended December 31, 2021, 2020, 2019, and the period ended December 31, 2018, respectively.

See Notes to Financial Statements.

52	Western Asset ETFs 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration Income ETF (“Short Duration Income ETF”) and Western Asset Total Return ETF (“Total Return ETF”) (the “Funds”) are separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Funds are actively managed exchange-traded funds (“ETFs”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Funds may be directly purchased from and redeemed by the Funds at NAV solely by certain large institutional investors who have entered into agreements with the Funds’ distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on NASDAQ. The market price for a Fund’s shares may be different from a Fund’s NAV. The Funds issue and redeem shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Funds at NAV. Creation Units generally are issued and redeemed in cash. However, Creation Units may also be issued and redeemed partially in-kind for a basket of securities and partially in cash. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Funds at NAV.

The Funds follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Funds hold securities or other assets that are denominated in a foreign currency, the Funds will normally use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value, the Funds value these securities as determined in accordance with procedures approved by the Funds’ Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Funds’ manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Funds’ manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies, and reporting to the Funds’ manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Western Asset ETFs 2023 Annual Report	53

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value:

Short Duration Income ETF

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$19,231,066	—	$19,231,066
Asset-Backed Securities	—	840,346	—	840,346
U.S. Government & Agency Obligations	—	184,402	—	184,402
Sovereign Bonds	—	41,386	—	41,386
Municipal Bonds	—	28,813	—	28,813
Senior Loans	—	9,831	—	9,831
Total Long-Term Investments	—	20,335,844	—	20,335,844
Short-Term Investments†	—	588,692	—	588,692
Total Investments	—	$20,924,536	—	$20,924,536
Other Financial Instruments:
Futures Contracts††	$284,868	—	—	$284,868
Total	$284,868	$20,924,536	—	$21,209,404

54	Western Asset ETFs 2023 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$289,266	—	—	$289,266
Centrally Cleared Credit Default Swaps on Credit Indices — Buy
Protection††	—	$6,477	—	6,477
Total	$289,266	$6,477	—	$295,743

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

Total Return ETF

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$9,088,136	—	$9,088,136
Mortgage-Backed Securities	—	8,160,098	—	8,160,098
Collateralized Mortgage Obligations	—	2,975,678	—	2,975,678
Sovereign Bonds	—	2,662,309	$23,076	2,685,385
Asset-Backed Securities	—	2,136,709	—	2,136,709
Senior Loans	—	739,168	—	739,168
U.S. Treasury Inflation Protected Securities	—	380,555	—	380,555
U.S. Government & Agency Obligations	—	266,297	—	266,297
Purchased Options:
Exchange-Traded Purchased Options	$126,074	—	—	126,074
OTC Purchased Options	—	21,243	—	21,243
Total Long-Term Investments	126,074	26,430,193	23,076	26,579,343
Short-Term Investments†	—	276,367	—	276,367
Total Investments	$126,074	$26,706,560	$23,076	$26,855,710
Other Financial Instruments:
Futures Contracts††	$269,827	—	—	$269,827
Forward Foreign Currency Contracts††	—	$45,389	—	45,389
Centrally Cleared Interest Rate Swaps††	—	572,488	—	572,488
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	3,900	—	3,900
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	26,693	—	26,693
Total Other Financial Instruments	$269,827	$648,470	—	$918,297
Total	$395,901	$27,355,030	$23,076	$27,774,007

Western Asset ETFs 2023 Annual Report	55

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$325,137	—	—	$325,137
OTC Written Options	—	$6,003	—	6,003
Futures Contracts††	317,835	—	—	317,835
Forward Foreign Currency Contracts††	—	161,779	—	161,779
Centrally Cleared Interest Rate Swaps††	—	83,125	—	83,125
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	6,406	—	6,406
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	15,843	—	15,843
Total	$642,972	$273,156	—	$916,128

†	See Schedule of Investments for additional detailed categorizations.

††Reflects	the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Funds purchase an option, an amount equal to the premium paid by the Funds is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Funds realize a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Funds’ basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Funds from the exercise of the written put option to form the Funds’ basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Funds. The risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Funds are exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Funds. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

56	Western Asset ETFs 2023 Annual Report

(e) Futures contracts. The Funds use futures contracts generally to gain exposure to, or hedge against, changes in certain asset classes or in an attempt to increase the Funds returns. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Funds are required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Funds each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statements of Operations and the Funds recognize a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Funds enter into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Total Return ETF’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Funds invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Funds have credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Funds are required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statements of Assets and Liabilities. Risks may exceed amounts recorded in the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statements of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by the Funds are recognized as a realized gain or loss in the Statements of Operations.

Western Asset ETFs 2023 Annual Report	57

Notes to financial statements (cont’d)

The Funds’ maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2023, the total notional value of all credit default swaps to sell protection was EUR 530,000 and $6,868,000 for the Total Return ETF. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Total Return ETF bought protection for the same referenced entity. As of March 31, 2023, the Short Duration Income ETF did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended March 31, 2023, see Note 4.

Credit default swaps

The Funds enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Funds may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Funds have exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Funds generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Funds are a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Funds could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Funds effectively adds leverage to its portfolio because, in addition to its total net assets, the Funds are subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Funds generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Funds’ maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty). As the protection seller, the Funds’ maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Funds enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statements of Operations. When a swap contract is terminated early, the Funds record a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

58	Western Asset ETFs 2023 Annual Report

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Funds to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Funds may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Funds may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Funds represent an option that gives the Funds the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Funds write a swaption, an amount equal to the premium received by the Funds is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Funds realize a gain equal to the amount of the premium received.

When the Funds purchase a swaption, an amount equal to the premium paid by the Funds is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Funds realize a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations.

(i) Loan participations. The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Funds assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Stripped securities. The Funds may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Funds may not fully recoup its initial investment in IO’s.

(k) Securities traded on a when-issued and delayed delivery basis. The Funds may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Securities traded on a to-be-announced basis. The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Funds. Beginning on the date the Funds enters into a TBA transaction, cash, U.S.

Western Asset ETFs 2023 Annual Report	59

Notes to financial statements (cont’d)

government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Mortgage dollar rolls. The Funds may enter into mortgage dollar rolls in which the Funds sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Funds executes its mortgage dollar rolls entirely in the TBA market, whereby the Funds makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Funds accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Funds is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(n) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation for the Funds. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statements of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(o) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(p) Credit and market risk. The Funds invest in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection

60	Western Asset ETFs 2023 Annual Report

of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(q) Foreign investment risks. The Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Funds may invest in certain securities or engage in other transactions where the Funds is exposed to counterparty credit risk in addition to broader market risks. The Funds may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Funds have entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedules of Investments.

As of March 31, 2023, Total Return ETF held OTC written options, OTC swap contracts and forward foreign currency contracts with credit related contingent features which had a net liability- position of $174,188. If a contingent feature would have been triggered, the Total Return ETF would have been required to pay this amount to its derivatives counterparties. The Short Duration Income ETF did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(s) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities

Western Asset ETFs 2023 Annual Report	61

Notes to financial statements (cont’d)

are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(t) Distributions to shareholders. Distributions from net investment income of the Funds, if any, are declared and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(u) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2023, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Funds had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), is each Fund’s subadviser and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are each Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds. Each Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Funds’ Board of Trustees, LMPFA as to each Fund provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure.

Each Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets as follows:

Annualized Fee Rate
Western Asset Short Duration Income ETF	0.29%
Western Asset Total Return ETF	0.49%

LMPFA has agreed to waive fees and/or reimburse investment manager fees, so that the ratio of total annual operating expenses will not exceed 0.45% of Total Return ETF’s average daily net assets (subject to the same exclusions as the investment management agreement). This arrangement cannot be terminated prior to July 31, 2023 without the Board of Trustees’ consent.

During the March 31, 2023, fees waived and/or expenses reimbursed amounted to $20,335 for Total Return ETF.

62	Western Asset ETFs 2023 Annual Report

As compensation for its subadvisory services, LMPFA as to each Fund pays Western Asset monthly 70% of the management fee paid by a Fund to LMPFA, net of (i) all fees and expenses incurred as to the Fund by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the distributor of Creation Units for the Funds on an agency basis. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

The Funds’ Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, each Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Funds, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) and U.S. Government & Agency Obligations were as follows:

	Western Asset Short Duration Income ETF
	Investments	U.S. Government & Agency Obligations
Purchases	$10,249,146	$2,774,339
Sales	21,322,981	3,038,245

	Western Asset Total Return ETF
	Investments	U.S. Government & Agency Obligations
Purchases	$6,362,065	$38,057,942
Sales	61,057,662	58,941,160

During the year ended March 31, 2023, there were no in-kind transactions (Note 5).

At March 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Short Duration Income ETF
	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$22,153,069	$109,378	$(1,337,911)	$(1,228,533)
Futures contracts	—	284,868	(289,266)	(4,398)
Swap contracts	(3,752)	—	(6,477)	(6,477)

	Total Return ETF
	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$30,181,750	$142,502	$(3,468,542)	$(3,326,040)
Written options	(429,370)	158,672	(60,442)	98,230
Futures contracts	—	269,827	(317,835)	(48,008)
Forward foreign currency contracts	—	45,389	(161,779)	(116,390)
Swap contracts	(639,924)	599,181	(103,752)	495,429

Western Asset ETFs 2023 Annual Report	63

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statements of Assets and Liabilities at March 31, 2023.

Western Asset Short Duration Income ETF

ASSET DERIVATIVES[1]
			Interest Rate Risk
Futures contracts[2]			$284,868

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$289,266	—	$289,266
Centrally cleared swap contracts[3]	—	$6,477	6,477
Total	$289,266	$6,477	$295,743

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statements of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statements of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the year ended March 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$327,787	—	$327,787
Swap contracts	—	$(32,885)	(32,885)
Total	$327,787	$(32,885)	$294,902

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(33,702)	—	$(33,702)
Swap contracts	—	$(6,477)	(6,477)
Total	$(33,702)	$(6,477)	$(40,179)

During the year ended March 31, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$16,226,176
Futures contracts (to sell)	11,183,934

Average Notional Balance
Credit default swap contracts (buy protection)	$810,592
Credit default swap contracts (sell protection)	483,385

64	Western Asset ETFs 2023 Annual Report

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statements of Assets and Liabilities at March 31, 2023.

Western Asset Total Return ETF

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$141,008	$5,159	$1,150	$147,317
Futures contracts[3]	269,827	—	—	269,827
Forward foreign currency contracts	—	45,389	—	45,389
OTC swap contracts[4]	—	—	3,900	3,900
Centrally cleared swap contracts[5]	572,488	—	26,693	599,181
Total	$983,323	$50,548	$31,743	$1,065,614

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$327,275	$3,324	$541	$331,140
Futures contracts[3]	317,835	—	—	317,835
Forward foreign currency contracts	—	161,779	—	161,779
OTC swap contracts[4]	—	—	6,406	6,406
Centrally cleared swap contracts[5]	83,125	—	15,843	98,968
Total	$728,235	$165,103	$22,790	$916,128

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments at value in the Statements of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statements of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statements of Assets and Liabilities.

[5]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statements of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended March 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(1,487,268)	$(30,997)	—	$(1,518,265)
Futures contracts	(6,653,581)	—	—	(6,653,581)
Written options	1,668,633	29,820	—	1,698,453
Swap contracts	(2,287,115)	—	$1,850	(2,285,265)
Forward foreign currency contracts	—	(962,277)	—	(962,277)
Total	$(8,759,331)	$(963,454)	$1,850	$(9,720,935)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(154,810)	$1,006	$(4,290)	$(158,094)
Futures contracts	2,961,103	—	—	2,961,103
Written options	1,686,271	19,880	5,219	1,711,370
Swap contracts	1,782,816	—	(15,347)	1,767,469
Forward foreign currency contracts	—	175,228	—	175,228
Total	$6,275,380	$196,114	$(14,418)	$6,457,076

[1]	The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in the Statement of Operations.

Western Asset ETFs 2023 Annual Report	65

Notes to financial statements (cont’d)

During the year ended March 31, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$263,799
Written options	1,059,540
Futures contracts (to buy)	90,403,469
Futures contracts (to sell)	68,132,397
Forward foreign currency contracts (to buy)	1,857,704,484
Forward foreign currency contracts (to sell)	8,686,864,470

Average Notional Balance
Interest rate swap contracts	$63,265,692
Credit default swap contracts (buy protection)	1,339,290
Credit default swap contracts (sell protection)	10,299,967

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of March 31, 2023.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2]	Net Amount[3,4]
BNP Paribas SA	$11,770	$(23,196)	$(11,426)	—	$(11,426)
Goldman Sachs Group Inc.	11,512	(81,485)	(69,973)	—	(69,973)
JPMorgan Chase & Co.	5,260	(27,309)	(22,049)	—	(22,049)
Morgan Stanley & Co. Inc.	41,990	(42,198)	(208)	—	(208)
Total	$70,532	$(174,188)	$(103,656)	—	$(103,656)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Fund share transactions

At March 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each Funds’ shares are issued and redeemed by the Funds only in Creation Units or Creation Unit aggregations, where 50,000 shares of each Fund constitute a Creation Unit. Such transactions are generally on a cash basis. However, Creation Units may also be issued and redeemed partially in-kind for a basket of securities and partially in cash. Transactions in capital shares of the Funds are disclosed in detail in the Statements of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Such transactions fees are treated as increases in capital and are disclosed in the Funds’ Statements of Changes in Net Assets. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Redemption facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statements of Operations. The Funds did not utilize the Global Credit Facility during the year ended March 31, 2023.

66	Western Asset ETFs 2023 Annual Report

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended March 31, 2023 was as follows:

	Short Duration Income ETF	Total Return ETF
Distributions paid from:
Ordinary income	$714,252	$1,370,753
Net long-term capital gains	—	—
Total distributions paid	$714,252	$1,370,753

The tax character of distributions paid during the fiscal year ended March 31, 2022 was as follows:

	Short Duration Income ETF	Total Return ETF
Distributions paid from:
Ordinary income	$248,387	$627,413
Total distributions paid	$248,387	$627,413

The tax character of distributions paid during the fiscal year ended 2021 was as follows:

	Short Duration Income ETF July 31	Total Return ETF December 31
Distributions paid from:
Ordinary income	$239,911	$4,700,119
Net long-term capital gains	—	651,092

As of March 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

	Short Duration Income ETF	Total Return ETF
Undistributed ordinary income — net	$76,341	$8,853
Deferred capital losses*	(2,520,703)	(27,112,197)
Other book/tax temporary differences(a)	2,601	205,219
Unrealized appreciation (depreciation)(b)	(1,239,408)	(2,883,835)
Total distributable earnings (loss) — net	$(3,681,169)	$(29,781,960)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain options, futures and foreign currency contracts.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

8. Concentration of risk

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure

Western Asset ETFs 2023 Annual Report	67

Notes to financial statements (cont’d)

the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At March 31, 2023, the Western Asset Total Return ETF had 0.09% of its net assets invested in securities with significant economic risk or exposure to Russia.

9. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

10. Other matter

The Funds’ investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six-and twelve-month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Funds’ investments cannot yet be determined.

68	Western Asset ETFs 2023 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of Western Asset Short Duration Income ETF and Western Asset Total Return ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Western Asset Short Duration Income ETF and Western Asset Total Return ETF (two of the funds constituting Legg Mason ETF Investment Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Legg Mason ETF Investment Trust	Statements of Operations	Statement of Changes in Net Assets	Financial Highlights
Western Asset Short Duration Income ETF	For the year ended March 31, 2023	For the year ended March 31, 2023, the period August 1, 2021 through March 31, 2022 and the year ended July 31, 2021	For each of the periods indicated therein
Western Asset Total Return ETF	For the year ended March 31, 2023	For the year ended March 31, 2023, the period January 1, 2022 through March 31, 2022 and the year ended December 31, 2021	For each of the periods indicated therein

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

May 17, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset ETFs 2023 Annual Report	69

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset ETFs (the “Funds”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is One Franklin Parkway, San Mateo, California 94403-1906.

Information pertaining to the Trustees and officers of the Funds is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at
1-877-721-1926.

Independent Trustees†

Rohit Bhagat

Year of birth	1964
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015- present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005)
Number of funds in fund complex overseen by Trustee	59
Other Directorships held by Trustee during the past five years	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (payment and financial services) (2020-present); and formerly, Axis Bank (financial) (2013- 2021), FlipKart Limited (eCommerce company) (2019-2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018)

Deborah D. McWhinney

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015- 2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011)
Number of funds in fund complex overseen by Trustee	59
Other Directorships held by Trustee during the past five years	S&P Global, Inc. (financial information services) (2022-present), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014- 2020) and Focus Financial Partner, LLC (financial services) (2018-2020)

Anantha K. Pradeep

Year of birth	1963
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002)
Number of funds in fund complex overseen by Trustee	59
Other Directorships held by Trustee during the past five years	None

70	Western Asset ETFs

Interested Trustee and Officer

Jennifer M. Johnson[3]

Year of birth	1964
Position(s) with Trust	Trustee and Chairperson of the Board
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005)
Number of funds in fund complex overseen by Trustee	70
Other Directorships held by Trustee during the past five years	None

Additional Officers

Alison E. Baur Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex

Fred Jensen Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1963
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer)

Harris Goldblat Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1969
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Associate General Counsel to Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset ETFs	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Steven J. Gray Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1955
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Matthew T. Hinkle Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1971
Position(s) with Trust	Chief Executive Officer – Finance and Administration
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Vice President – AML Compliance
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

David Mann Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1973
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since March 2023
Principal occupation(s) during the past five years	Head of Global ETF Product and Capital Markets, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

72	Western Asset ETFs

Additional Officers (cont’d)

Todd Mathias Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1983
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since March 2023
Principal occupation(s) during the past five years	Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Patrick O’Connor Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1967
Position(s) with Trust	President and Chief Executive Officer – Investment Management
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Vivek Pai Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1970
Position(s) with Trust	Treasurer, Chief Financial Officer and Chief Accounting Officer
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Navid J. Tofigh Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1972
Position(s) with Trust	Vice President and Secretary
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Lori A. Weber Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

†	Trustees who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Johnson is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset ETFs	73

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Funds is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Funds hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2023:

	Pursuant to:	Western Asset Short Duration Income ETF	Western Asset Total Return ETF
Qualified Net Interest Income (QII)	§871(k)(1)(C)	—	$ 68,185
Section 163(j) Interest Earned	§163(j)	$815,865	$2,181,686

74	Western Asset ETFs

Western Asset ETFs

Trustees

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson

Chair

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset ETFs

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

The Funds are separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Western Asset ETFs

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Funds at 1-877-721-1926.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Funds at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration Income ETF and Western Asset Total Return ETF. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. Each prospectus contains this and other important information about the Funds. Please read the prospectuses carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

WAETF A 05/23

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Rohit Bhagat and Deborah D. McWhinney possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Bhagat and Ms. McWhinney as its Audit Committee’s financial experts. Mr. Bhagat and Ms. McWhinney are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2022 and March 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $146,240 in March 31, 2022 and $146,240 in March 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in March 31, 2022 and $0 in March 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $82,000 in March 31, 2022 and $82,000 in March 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in the previous fiscal year and $0 in March 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $1,558,348 in the previous fiscal year and $785,604 in March 31, 2023.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 31a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 31a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 31a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Christopher Kings
Christopher Kings
Chief Executive Officer

Date:	July 03, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Kings
Christopher Kings
Chief Executive Officer

Date:	July 03, 2024

By:	/s/ Vivek Pai
Vivek Pai
Principal Financial Officer

Date:	July 03, 2024